As filed with the Securities and Exchange Commission on September 8, 2014

                                                                   File No. ____

                                 United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                        Pre-Effective Amendment No. ___
                        Post-Effective Amendment No. ___

                        (Check appropriate box or boxes)

                    PIONEER IBBOTSON ASSET ALLOCATION SERIES

               (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                               Terrence J. Cullen
                      Pioneer Investment Management, Inc.
                                60 State Street
                          Boston, Massachusetts 02109
                    (Name and Address of Agent for Service)

                        Copies to: Roger P. Joseph, Esq.
                             Bingham McCutchen LLP
                               One Federal Street
                          Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of Pioneer Ibbotson Growth Allocation Fund, a series of the Registrant.

It is proposed that this filing will become effective on October 8, 2014, pursuant to Rule 488 under the Securities Act of 1933, as amended.

                         COMBINED INFORMATION STATEMENT

                                       OF

                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND
                                      AND

                                 PROSPECTUS FOR

                    PIONEER IBBOTSON GROWTH ALLOCATION FUND
           (to be renamed Pioneer Multi-Asset Allocator Growth Fund)

           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of each Pioneer Fund is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

To the Shareholders of Pioneer Ibbotson Aggressive Allocation Fund:

    The Board of Trustees of your fund has approved the reorganization of your fund (the "Acquired Fund") with Pioneer Ibbotson Growth Allocation Fund (to be re-named Pioneer Multi-Asset Allocator Growth Fund) (the "Acquiring Fund") after considering the recommendation of Pioneer Investment Management, Inc. ("Pioneer"), the investment manager to your fund and concluding that the reorganization would be in the best interests of your fund.

    The Board of Trustees considered various factors in approving the reorganization, including, but not limited to:

    o The similarity in investment objectives and strategies between the Acquired Fund and the Acquiring Fund, each of which is a "fund of funds" that invests primarily in other mutual funds, including mutual funds that are managed by Pioneer.

    o The assumption by Pioneer of portfolio management responsibilities for the Acquiring Fund in conjunction with the reorganization;

    o The expectation that there will be no increase in management fees for shareholders of the Acquired Fund as a result of the reorganization;

    o The potential for economies of scale for the combined fund resulting from the reorganization;

    o The expectation that the reorganization generally will have no federal income tax consequences for shareholders.

    The reorganization is expected to occur on or about November 14, 2014. No commission, redemption fee or other transactional fee will be charged as a result of the reorganization.

    The reorganization does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review the enclosed information statement/prospectus, which contains information about the Acquiring Fund, outlines the differences between your fund and the Acquiring Fund, and provides details about the terms and conditions of the reorganization.

    The Board of Trustees of your fund has unanimously approved your fund's reorganization and believes the reorganization is in the best interests of your fund.

If you have any questions, please call 1-800-225-6292.

                                                         Sincerely,
                                                         Christopher J. Kelley
                                                         Secretary

Boston, Massachusetts
______________, 2014

                         COMBINED INFORMATION STATEMENT

                                       OF

                  PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND

                                      AND

                                 PROSPECTUS FOR

                    PIONEER IBBOTSON GROWTH ALLOCATION FUND

           (to be renamed Pioneer Multi-Asset Allocator Growth Fund) (each, a "Pioneer Fund" and together, the "Pioneer Funds")

           The address and telephone number of the Pioneer Funds is:

                                60 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6292

    Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

    An investment in either Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

   This Information Statement/Prospectus sets forth information that an investor needs to know before investing. Please read this Information
Statement/Prospectus carefully before investing and keep it for future reference.

                               TABLE OF CONTENTS

                                                                                                 Page
                                                                                                 ----
INTRODUCTION                                                                                        3

REORGANIZATION OF PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND WITH PIONEER IBBOTSON
    GROWTH ALLOCATION FUND (TO BE RENAMED PIONEER MULTI-ASSET ALLOCATOR GROWTH FUND)                6

OTHER IMPORTANT INFORMATION REGARDING THE REORGANIZATION                                           31

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION                                                  33

TAX STATUS OF THE REORGANIZATION                                                                   35

ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS                                                     39

FINANCIAL HIGHLIGHTS                                                                               57

OWNERSHIP OF SHARES OF THE PIONEER FUNDS                                                           61

AUDITORS                                                                                           61

AVAILABLE INFORMATION                                                                              61

EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION - PIONEER IBBOTSON AGGRESSIVE
    ALLOCATION FUND - PIONEER IBBOTSON GROWTH ALLOCATION FUND                                     A-1

                                  INTRODUCTION

    This combined information statement/prospectus, dated ______________, 2014 (the "Information Statement/Prospectus"), is being furnished to shareholders of Pioneer Ibbotson Aggressive Allocation Fund (the "Acquired Fund") in connection with the reorganization of the fund with Pioneer Ibbotson Growth Allocation Fund (to be renamed Pioneer Multi-Asset Allocator Growth Fund) (the "Acquiring Fund"). Following the completion of the reorganization, you will be a shareholder in a fund that has the same investment manager as your fund, similar investment objectives, strategies and policies, and that has management fees that are no higher than your fund's management fees. However, the combined fund will be substantially larger in size. The reorganization does not require shareholder approval, and you are not being asked to vote.

    The Information Statement/Prospectus contains information you should know about the reorganization.

    A copy of the agreement and plan of reorganization that provides for the reorganization of your fund is attached to this Information Statement/Prospectus as Exhibit A. Shareholders should read this entire Information
Statement/Prospectus, including Exhibit A, carefully.

                          The date of this Information
                 Statement/Prospectus is ______________, 2014.

    For more complete information about each Pioneer Fund, please read the fund's prospectus and statement of additional information, as they may be amended and/or supplemented. Each fund's prospectus and statement of additional information has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.

------------------------------------------------------------------------------------------------------
Where to Get More Information
------------------------------------------------------------------------------------------------------
Each Pioneer Fund's current summary                On file with the SEC (http://www.sec.gov) and
prospectus, prospectus, statement of               available at no charge by calling our toll-free
additional information, and any applicable         number: 1-800-225-6292. See "Available
supplements.                                       Information."
------------------------------------------------------------------------------------------------------
Each Pioneer Fund's most recent annual and         On file with the SEC (http://www.sec.gov) and
semi-annual reports to shareholders.               available at no charge by calling our toll-free
                                                   number: 1-800-225-6292. See "Available
                                                   Information."
------------------------------------------------------------------------------------------------------
A statement of additional information for          On file with the SEC (http://www.sec.gov) and
this Information Statement/Prospectus (the         available at no charge by calling our toll-free
"SAI"), dated ____, 2014. It contains additional   number: 1-800-225-6292. This SAI is incorporated by
information about the Pioneer Funds.               reference into this Information
                                                   Statement/Prospectus. See "Available Information."
------------------------------------------------------------------------------------------------------
To ask questions about this Information            Call our toll-free telephone number:
Statement/Prospectus.                              1-800-225-6292.
------------------------------------------------------------------------------------------------------

    The Acquired Fund's summary prospectus, prospectus and statement of additional information dated December 1, 2013, as supplemented, are incorporated by reference into this Information Statement/Prospectus.

Background to the Reorganization

    Pioneer Investment Management, Inc. ("Pioneer"), your fund's investment adviser, recommended the reorganization of your fund with the Acquiring Fund (the "Reorganization") for a number of reasons, including:

    o Your fund and the Acquiring Fund have similar investment objectives and strategies. Like your fund, the Acquiring Fund is a "fund of funds" that seeks to achieve its investment objectives by investing primarily in other mutual funds, including mutual funds that are managed by Pioneer.

    o The Acquiring Fund will be directly managed by Pioneer using a flexible asset allocation to select investments it believes will perform well over time while seeking to maintain a level of volatility corresponding to its risk/return profile.

    o The combined fund may be better positioned in the market to attract assets than your fund. The combined fund's greater asset size may allow it, relative to your fund, to reduce per share expenses as fixed expenses are shared over a larger asset base.

    At a meeting held on July 15, 2014, the Board of Trustees of the funds unanimously approved the Reorganization of your fund. The Reorganization of your fund is not subject to approval by the shareholders of your fund.

How will the Reorganization work?

    o The Reorganization is scheduled to occur on or about November 14, 2014, but may occur on such later date as the parties may agree in writing (the "Closing Date").

    o Your fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the Acquired Fund's liabilities.

    o The Acquiring Fund will issue Class A, Class C and Class Y shares to your fund in amounts equal to the aggregate net asset value of your fund's Class A, Class C and Class Y shares, respectively. Class B shares of the Acquired Fund will be converted to Class A shares of the Acquired Fund on November 10, 2014, prior to the Closing Date. Accordingly, current Class B shareholders of the Acquired Fund will be Class A shareholders of the Acquired Fund on the Closing Date, and will receive Class A shares of the Acquiring Fund in the Reorganization.

    o Shares of the Acquiring Fund will be distributed to you in proportion to the relative net asset value of your holdings of shares of each class of the Acquired Fund on the Closing Date. Therefore, on the Closing Date, you will hold shares of the corresponding class of the Acquiring Fund with the same aggregate net asset value as your holdings of shares of each class of the Acquired Fund immediately prior to the Reorganization. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds' valuation policies and procedures. Each fund's valuation policy and procedures are identical.

    o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to your Class A or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares you receive as a result of the Reorganization.

    o The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by either fund or by the shareholders of either fund.

    o In approving the Reorganization, the Board of Trustees of each fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Pioneer, or Pioneer Funds Distributor, Inc., the Pioneer Funds' principal underwriter and distributor ("PFD") (the "Independent Trustees"), has determined that the Reorganization is in the best interest of each fund and will not dilute the interests of shareholders. The Trustees have made this determination based on factors that are discussed below.

What was the basis of the Trustees' determination that the Reorganization was in the best interests of your fund?

    The Board of Trustees believes that reorganizing your fund with the Acquiring Fund offers you a number of potential benefits. These potential benefits and considerations include:

    o Similar investment objectives. Your fund and the Acquiring Fund have similar investment objectives. Your fund's investment objective is long-term capital growth. The Acquiring Fund's investment objective is long-term capital growth and current income.

    o Similar investment policies. Like your fund, the Acquiring Fund is a "fund of funds" that allocates its assets primarily among other mutual funds, including mutual funds managed by Pioneer, that invest in asset classes consistent with the fund's objectives. However, the Acquiring Fund generally is expected to allocate a greater percentage of its assets to fixed income and other investments than your fund. In addition, following the completion of the Reorganization, the Acquiring Fund will have the flexibility to invest in a broader range of funds than your fund, including exchange-traded funds and mutual funds that are not managed by Pioneer. Unlike your fund, the Acquiring Fund also will be permitted to invest in derivative instruments for hedging and other purposes.

    o Direct management by Pioneer. In conjunction with the Reorganization, Pioneer will assume responsibility for making portfolio management decisions for the Acquiring Fund. Currently, Ibbotson Associates, Inc. serves as each fund's sub-adviser.

    o Allocation approach and risk management. Your fund's assets are allocated among asset classes and funds according to fixed ranges. In contrast, following the completion of the Reorganization, Pioneer intends to manage the Acquiring Fund using a flexible allocation approach that does not rely on fixed ranges for asset classes or funds. Pioneer also intends to employ risk management strategies that seek to keep the Acquiring Fund's annualized volatility (i.e., fluctuations in value) within a targeted range.

    o No increase in management fees. The pro forma management fees paid by the combined fund will be the same as or lower than the management fees paid by your fund.

    o Economies of scale. The combined fund may be better positioned to attract assets than your fund. The larger size of the combined fund may result in greater economies of scale that would benefit the combined fund. Each fund incurs substantial operating costs for accounting, legal and custodial services. The combined fund resulting from the Reorganization would spread fixed expenses over a larger asset base, potentially contributing to a lower expense ratio in the long term than your fund would achieve separately.

    o   The transaction is expected to be treated as a reorganization under
        Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and you therefore are not expected to recognize any taxable gain or loss on the exchange of your fund shares for shares of the Acquiring Fund.

What are the federal income tax consequences of the Reorganization?

    As a condition to the closing of the Reorganization, the funds must receive an opinion of Bingham McCutchen LLP to the effect that the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code. Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Reorganization," it is expected that neither you nor your fund will recognize gain or loss as a direct result of the Reorganization, and that the aggregate tax basis of the shares that you receive in the Reorganization will be the same as the aggregate tax basis of the shares that you surrender in the Reorganization. In addition, the holding period of shares you receive in the Reorganization will include the holding period of the shares that you surrender in the Reorganization, provided that you held those shares as capital assets on the date of the Reorganization. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders, if any, shortly before the Reorganization. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. For more information, see "Tax Status of the Reorganization" on page 35 of the Information Statement/Prospectus. The Acquiring Fund may make a comparable distribution to its shareholders shortly before the Reorganization. Additionally, following the Reorganization, the Acquiring Fund will continue to make distributions according to its regular distribution schedule. You will generally need to pay tax on those distributions even though they may include income and gains that were accrued and/or realized before you became a shareholder of the Acquiring Fund.

Who bears the expenses associated with the Reorganization?

    Each fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees ("Reorganization Costs"). Pioneer will bear the remaining 50% of the Reorganization Costs. It is estimated that these expenses in the aggregate will not exceed $100,000, of which each fund will bear approximately $25,000.

   REORGANIZATION OF PIONEER IBBOTSON AGGRESSIVE ALLOCATION FUND WITH PIONEER IBBOTSON GROWTH ALLOCATION FUND (TO BE RENAMED PIONEER MULTI-ASSET ALLOCATOR
                                  GROWTH FUND)

                                    SUMMARY

    The following is a summary of more complete information appearing later in this Information Statement/Prospectus or incorporated herein. You should read carefully the entire Information Statement/Prospectus, including the form of Agreement and Plan of Reorganization attached as Exhibit A, because it contains details that are not in the summary.

    The Board of Trustees of your fund has approved the Reorganization of your fund with the Acquiring Fund. Each fund is managed by Pioneer and has similar investment policies, but there are certain differences between the funds, including:

    o Your fund is currently sub-advised by Ibbotson Associates, Inc. ("Ibbotson"). As the fund's sub-adviser, Ibbotson is responsible for allocating the fund's assets among the other funds managed by Pioneer in which the fund invests. In contrast, upon completion of the Reorganization, Pioneer will assume portfolio management responsibilities for the Acquiring Fund and, accordingly, will make asset allocation decisions for the combined fund.

    o The investment objectives of your fund and the Acquiring Fund are similar, but not identical. Your fund's investment objective is long-term capital growth. The Acquiring Fund's investment objective is long-term capital growth and current income.

    o Like your fund, the Acquiring Fund is a "fund of funds" that allocates it assets primarily among other mutual funds, including mutual funds managed by Pioneer, that invest in asset classes consistent with the fund's objectives. However, the Acquiring Fund generally is expected to allocate a greater percentage of its assets to fixed income and other investments than your fund. Furthermore, in connection with the assumption of portfolio management responsibilities by Pioneer, the Board of Trustees of the Acquiring Fund approved certain changes to the Acquiring Fund's investment strategies that will take effect upon completion of the Reorganization. These changes will permit the Acquiring Fund to invest in a broader range of funds than your fund, including exchange-traded funds and mutual funds that are not managed by Pioneer. Unlike your fund, the Acquiring Fund also will be permitted to invest in derivative instruments for hedging and other purposes.

    o Your fund's assets are allocated among asset classes and funds according to fixed ranges. In contrast, following the completion of the Reorganization, Pioneer intends to manage the Acquiring Fund using a flexible allocation approach that does not rely on fixed ranges for asset classes or funds. Pioneer also intends to employ risk management strategies that seek to keep the Acquiring Fund's annualized volatility (i.e., fluctuations in value) within a targeted range.

    The tables below compare certain features of your fund to the features of the Acquiring Fund that will be in effect upon completion of the Reorganization. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and the Acquiring Fund.

    Comparison of Acquired Fund and the Acquiring Fund, Post-Reorganization

--------------------------------------------------------------------------------------------------------------------------------
                                                                          Pioneer Ibbotson Growth Allocation Fund (to be
                      Pioneer Ibbotson Aggressive Allocation Fund         renamed Pioneer Multi-Asset Allocator Growth Fund)
                      (the Acquired Fund)                                 (the Acquiring Fund), Post-Reorganization
--------------------------------------------------------------------------------------------------------------------------------
Investment Adviser    Pioneer Investment Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
Sub-Adviser           Ibbotson Associates, Inc. ("Ibbotson")              None.
--------------------------------------------------------------------------------------------------------------------------------
Portfolio             Scott Wentsel, vice president and senior            Day-to-day management of the fund's portfolio will
Management            portfolio manager at Ibbotson (portfolio            be the responsibility of a team of portfolio
                      manager of the fund since 2005); Brian              managers, which include members from Pioneer's
                      Huckstep, portfolio manager at Ibbotson             affiliate, Pioneer Investment Management Limited.
                      (portfolio manager of the fund since 2005);         John O'Toole, Head of Multi-Asset Portfolio
                      Paul Arnold, senior consultant at Ibbotson          Management, Paul Weber, Head of Fund Research and
                      (portfolio manager of the fund since 2012).         Manager Selection, and Salvatore Buono, Head of
                                                                          Strategy Alignment and Structured Products.
--------------------------------------------------------------------------------------------------------------------------------
Investment            Long-term capital growth.                           Long-term capital growth and current income.
objective
--------------------------------------------------------------------------------------------------------------------------------
                      Each fund's investment objective may be changed without shareholder approval. Each fund will provide notice prior to implementing any change to its investment objective.
--------------------------------------------------------------------------------------------------------------------------------
Principal             The fund is a "fund of funds." The fund seeks to achieve its investment objectives by investing in
investment            other funds ("underlying funds") rather than direct positions in securities.
strategies
--------------------------------------------------------------------------------------------------------------------------------
Underlying Funds      The fund may invest in underlying funds that        The fund may invest in underlying funds that are
                      are either managed by Pioneer or managed by an      either managed by Pioneer or managed by an adviser
                      adviser not associated with Pioneer. As of the      not associated with Pioneer, including
                      date of this Information Statement/Prospectus,      exchange-traded funds (ETFs).
                      the fund invests solely in other Pioneer funds.
--------------------------------------------------------------------------------------------------------------------------------
                      It is anticipated that underlying funds managed by Pioneer will at all times represent a significant portion of the fund's investments.
--------------------------------------------------------------------------------------------------------------------------------
Asset Allocation      Pioneer allocates each fund's assets among the      Through investments in underlying funds, the fund
Process               broad asset classes of equity, fixed income and     allocates its assets among the broad asset classes
                      short-term (money market) investments by            of equity, fixed income and short-term (money
                      investing in a distinctly weighted combination      market) investments. The fund also may invest in
                      of underlying funds. These underlying funds, in     underlying funds with exposure to non-traditional
                      turn, invest in a variety of U.S. and foreign       -- so-called "alternative" -- asset classes such as
                      equity, fixed income and money market               real estate investment trusts (REITs) or
                      securities. The intended benefit of asset           commodities, or that use alternative strategies,
                      allocation is that the diversification provided     such as market neutral or relative value
                      by allocating assets among asset classes, such      strategies.
                      as equity and debt securities, reduces
                      volatility over the long-term.                      The fund invests mainly in funds managed by
                                                                          Pioneer or one of its affiliates. The fund may
                      Subject to Pioneer's supervision, Ibbotson          also invest in securities of unaffiliated mutual
                      allocates each fund's assets among the              funds or exchange-traded funds (ETFs) when the
                      underlying funds. Ibbotson uses a two-step          desired economic exposure to a particular asset
                      asset allocation process:                           category or investment strategy is not available
                                                                          through a Pioneer fund. The fund's allocations
                      First, Ibbotson seeks to develop an optimal         among underlying funds will vary over time. The
                      model allocation among underlying funds in          investment adviser allocates the fund's
                      different asset classes using an analysis that      investments in the underlying funds based on an
                      looks at forecast returns, standard deviations      evaluation of three components: strategic asset
                      in historical returns and the correlation of        allocation, tactical asset allocation and fund
                      the performance of different asset classes. The     selection. As part of its overall strategy, the
                      goal of this process is to identify a               fund may use derivatives in an effort to limit the
                      combination of investments in different asset       effects of volatility (the variability of returns
                      classes that is expected to maximize return for     from one period to the next) or severe market
                      a given level of risk or minimize risk for a        events, to seek incremental return, and for a
                      given level of return.                              variety of other hedging and non-hedging purposes.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          Pioneer Ibbotson Growth Allocation Fund (to be
                      Pioneer Ibbotson Aggressive Allocation Fund         renamed Pioneer Multi-Asset Allocator Growth Fund)
                      (the Acquired Fund)                                 (the Acquiring Fund), Post-Reorganization
--------------------------------------------------------------------------------------------------------------------------------
                      Having determined the allocation of the fund's      The adviser selects investments it believes will
                      assets among the asset classes, Ibbotson then       perform well over time while maintaining a level
                      invests the assets in underlying funds that         of volatility corresponding to its risk/return
                      invest in those asset classes. Pioneer and          profile, targeting an annualized volatility level
                      Ibbotson agree from time to time upon the           for the fund of approximately 10%-18%. Due to
                      universe of mutual funds that Ibbotson may          market conditions and other factors, the actual or
                      consider when making allocation decisions.          realized volatility of the fund for any particular
                      Ibbotson's analysis in selecting and weighting      period of time may be materially higher or lower
                      the underlying funds from that universe             than the target level. Volatility may result from
                      includes historical returns-based style             rapid and dramatic price swings. Higher volatility
                      analysis, asset performance, regression and         generally indicates higher risk.
                      attribution analyses, manager interviews,
                      relative and absolute performance, including        The adviser allocates the fund's assets among
                      correlations with other underlying funds as         underlying funds and other investments based on
                      well as corresponding benchmarks, and               strategic positioning and tactical considerations,
                      historical volatility (the variability of           taking into account both broad economic and market
                      returns from one period to the next). Ibbotson      factors and factors specific to particular
                      seeks a combination of underlying funds that it     investments. The adviser considers the relative
                      believes will optimize returns, given each          return potential of investments in view of their
                      fund's risk profile. When considering equity        expected relative risk, including potential
                      funds, Ibbotson focuses on the underlying           volatility and drawdown risk (the risk of
                      funds' foreign and domestic exposure, market        significant loss, measured from peak value) among
                      capitalization ranges, and investment style         other risks. The goal of this process is to
                      (growth vs. value). When considering bond           identify a combination of investments with the
                      funds, Ibbotson's primary focus is the overall      potential to provide total return consistent with
                      level of risk in the type of fixed income           the fund's overall risk/return profile.
                      securities in which the underlying funds invest     Investments typically are sold - and
                      and on maximizing current income and long-term      derivatives-based strategies unwound - when the
                      capital growth.                                     adviser's overall assessment of market and
                                                                          economic conditions changes or the assessments of
                      Based on the target allocations, the fund will      the attributes of specific investments change.
                      invest the proceeds from the sale of its
                      shares, reinvested dividends from the               The adviser's analysis in selecting underlying
                      underlying funds and other income, and redeem       funds includes an assessment of a fund's
                      investments in the underlying funds to provide      historical relative and absolute performance,
                      the cash necessary to satisfy redemption            volatility and other risk characteristics, and
                      requests for fund shares. However, the portion      correlation with other funds and benchmarks. The
                      of the fund's net assets represented by an          adviser also analyzes the fund's investment
                      underlying fund or asset class could differ         strategies, investment process and portfolio
                      substantially over time from the target             management team.
                      allocation as the underlying funds' asset
                      values change due to market movements and
                      portfolio management decisions.

                      Periodically, Ibbotson will re-evaluate the fund's target asset allocation and may recommend the rebalancing of the fund's assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the fund's holdings to match the target allocation. The fund may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting funds) or target allocations to each underlying fund without prior approval from or notice to shareholders.

                      Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of the fund's portfolio holdings, or as an adjustment to an underlying fund's target allocation based on Ibbotson's view of the fund's characteristics and other allocation criteria.
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

--------------------------------------------------------------------------------------------------------------------------------
                                                                          Pioneer Ibbotson Growth Allocation Fund (to be
                      Pioneer Ibbotson Aggressive Allocation Fund(the     renamed Pioneer Multi-Asset Allocator Growth Fund)
                      Acquired Fund)                                      (the Acquiring Fund), Post-Reorganization
--------------------------------------------------------------------------------------------------------------------------------
Use of Derivatives    The fund does not use derivatives. However,         The fund may, but is not required to, use
                      certain underlying funds may use derivatives.       derivatives, including futures, options, forward
                                                                          foreign currency exchange contracts and swaps.

                                                                          The adviser may use derivatives strategies
                                                                          designed to isolate sources of return associated
                                                                          with specific investment opportunities that are
                                                                          not generally correlated with directional,
                                                                          market-oriented return. Investment opportunities
                                                                          may relate, for example, to the relative value or
                                                                          credit quality of individual instruments, issuers,
                                                                          industries or sectors, capital or investment
                                                                          structures relating to issuers or sectors, the
                                                                          structure (yield curve) or direction of prevailing
                                                                          interest rates, the movement of global currency
                                                                          exchange rates, and the expected price convergence
                                                                          of different instruments. These strategies often
                                                                          entail two or more simultaneous derivatives
                                                                          positions (one long and one short) structured in
                                                                          an effort to reduce some risks while isolating a
                                                                          potential source of return.

                                                                          The fund also may use derivatives for a variety of
                                                                          other purposes, including: in an attempt to hedge
                                                                          against adverse changes in the market price of
                                                                          securities, interest rates or currency exchange
                                                                          rates; as a substitute for purchasing or selling
                                                                          securities; to attempt to increase the fund's
                                                                          return as a non-hedging strategy that may be
                                                                          considered speculative; and to manage portfolio
                                                                          characteristics. The fund may choose not to make
                                                                          use of derivatives for a variety of reasons, and
                                                                          any use may be limited by applicable law and
                                                                          regulations.

                                                                          In addition, certain underlying funds may use
                                                                          derivatives.
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Asset Class           The following is a general guide regarding the      The fund does not have target ranges for the
Target Ranges         anticipated allocation of assets of the fund        allocation of assets of the fund among broad asset
                      among broad asset classes. Pioneer may change       classes.
                      these allocation ranges from time to time
                      without the approval of or notice to
                      shareholders.

                      The fixed income allocation includes the fund's
                      investments in cash, cash equivalents or money
                      market funds.
                      -----------------------------------------------
                      Equity Fund             Fixed Income
                      Allocation              Fund Allocation
                      -----------------------------------------------
                      85-100%                 0-15%
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Underlying Fund       The fund expects to invest its assets in            The fund does not have target ranges for the
Target Ranges         underlying mutual funds within fixed ranges. An     investment of assets in underlying funds.
                      investment in an underlying equity fund may
                      represent 0-30% of fund holdings and an
                      investment in an underlying fixed income fund
                      may represent 0-15% of fund holdings.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                          Pioneer Ibbotson Growth Allocation Fund (to be
                      Pioneer Ibbotson Aggressive Allocation Fund         renamed Pioneer Multi-Asset Allocator Growth Fund)
                      (the Acquired Fund)                                 (the Acquiring Fund), Post-Reorganization
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover    The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.
--------------------------------------------------------------------------------------------------------------------------------
                      During the most recent fiscal year, the fund's      During the most recent fiscal year, the fund's
                      portfolio turnover rate was 6% of the average       portfolio turnover rate was 6% of the average
                      value of its portfolio.                             value of its portfolio.
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Fiscal Year End       July 31                                             July 31
--------------------------------------------------------------------------------------------------------------------------------
Business              A diversified series of an open-end management investment company organized as a Delaware statutory trust.
--------------------------------------------------------------------------------------------------------------------------------
Net assets            $122.6 million                                      $227.8 million
(as of 1/31/14)
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

                   Principal Investments by Underlying Funds

--------------------------------------------------------------------------------------------------------------------------------
                      The Acquired Fund                                   The Acquiring Fund, Post-Reorganization
--------------------------------------------------------------------------------------------------------------------------------
The underlying funds may invest in some or all of the following securities. Certain equity underlying funds may invest a limited portion of their assets in fixed income securities. Fixed income underlying funds primarily invest in debt securities. In addition, the Acquiring Fund may use derivatives. The Acquired Fund does not use derivatives, however, certain underlying funds may use derivatives.

For purposes of this section, "the fund" means the Acquired Fund, the Acquiring Fund and, where applicable, an underlying fund.
--------------------------------------------------------------------------------------------------------------------------------
Equity Securities     The fund may invest in equity securities. Equity securities in which the fund invests include common stocks and securities with common stock characteristics, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity interests in real estate investment trusts (REITs) and preferred stocks.
--------------------------------------------------------------------------------------------------------------------------------
Investments in        REITs are companies that invest primarily in income producing real estate or real estate related loans
REITs                 or interests. Some REITs invest directly in real estate and derive their income from the collection of rents and capital gains on the sale of properties. Other REITs invest primarily in mortgages, including "sub-prime" mortgages, secured by real estate and derive their income from collection of interest.
--------------------------------------------------------------------------------------------------------------------------------
Debt securities       The fund may invest in debt securities. Debt securities in which the fund invests include U.S.
                      government securities, debt securities of corporate and other issuers, mortgage-and asset-backed securities and short-term debt securities. The fund may acquire debt securities that are investment grade and may invest in below investment grade debt securities (known as "junk bonds") including below investment grade convertible debt securities. A debt security is investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent credit quality by the adviser.
--------------------------------------------------------------------------------------------------------------------------------
U.S. government       The fund may invest in U.S. government securities. U.S. government securities include obligations:
agency securities     directly issued by or supported by the full faith and credit of the U.S. government, like Treasury bills, notes and bonds and Government National Mortgage Association certificates; supported by the right of the issuer to borrow from the U.S. Treasury, like those of the Federal Home Loan Banks;
                      supported by the discretionary authority of the U.S. government to purchase the agency's securities like those of the Federal National Mortgage Association; or supported only by the credit of the issuer itself, like the Tennessee Valley Authority.
--------------------------------------------------------------------------------------------------------------------------------
Mortgage-backed       The fund may invest in mortgage-backed securities. Mortgage-backed securities may be issued by private
securities            issuers, by government-sponsored entities such as the Federal National Mortgage Association (Fannie
                      Mae) or Federal Home Loan Mortgage Corporation (Freddie Mac) or by agencies of the U.S. government, such as the Government National Mortgage Association (Ginnie Mae). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The fund's investments in mortgage-related securities may include mortgage derivatives and structured securities. The fund may invest in collateralized mortgage obligations (CMOs). A CMO is a mortgage-backed bond that is issued in multiple classes, each with a specified fixed or floating interest rate and a final scheduled distribution date. The holder of an interest in a CMO is entitled to receive specified cash flows from a pool of underlying mortgages or other mortgage-backed securities. Depending upon the class of CMO purchased, the holder may be entitled to payment before the cash flow from the pool is used to pay holders of other classes of the
                      CMO or, alternatively, the holder may be paid only to the extent that there is cash remaining after the cash flow has been used to pay other classes. A subordinated interest may serve as a credit support for the senior securities purchased by other investors.
--------------------------------------------------------------------------------------------------------------------------------
Asset-backed          The fund may invest in asset-backed securities. Asset-backed securities represent participations in,
securities            or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The fund's investments in asset-backed securities may include derivative and structured securities. The fund may invest in asset-backed securities issued by special entities, such as trusts, that are backed by a pool of financial assets.
                      The fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities.
                      A CDO is a trust backed by a pool of fixed income securities. The trust typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations.
                      Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.
--------------------------------------------------------------------------------------------------------------------------------
Subordinated          The fund may invest in securities that are subordinated or "junior" to more senior securities of the
securities            issuer. The investor in a subordinated security of an issuer is entitled to payment after other holders of debt in that issuer.
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

--------------------------------------------------------------------------------------------------------------------------------
                      The Acquired Fund                                   The Acquiring Fund, Post-Reorganization
--------------------------------------------------------------------------------------------------------------------------------
Below investment      The fund may invest in debt securities rated below investment grade or, if unrated, of equivalent
grade securities      quality as determined by Pioneer. A debt security is below investment grade if it is rated BB or lower
("Junk bonds")        by Standard & Poor's Financial Services LLC or the equivalent rating by another nationally recognized statistical rating organization or determined to be of equivalent credit quality by Pioneer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher quality debt securities. Below investment grade securities also may be more difficult to value.
--------------------------------------------------------------------------------------------------------------------------------
Floating Rate         Floating rate loans are provided by banks and other financial institutions to large corporate
Loans                 customers. These loans are rated below investment grade, but typically are secured with specific collateral and have a senior position in the capital structure of the borrower. These loans typically have rates of interest that are reset periodically by reference to a base lending rate, such as the
                      London Interbank Offered Rate (LIBOR), plus a premium.
--------------------------------------------------------------------------------------------------------------------------------
Inverse floating      The fund may invest in inverse floating rate obligations (a type of derivative instrument). The
rate obligations      interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.
--------------------------------------------------------------------------------------------------------------------------------
Debt rating           For purposes of the fund's credit quality policies, if a security receives different ratings from
considerations        nationally recognized statistical rating organizations, the fund will use the rating chosen by the portfolio manager as most representative of the security's credit quality. The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate and may not accurately describe the risks of the securities. A rating organization may have a conflict of interest with respect to a security for which it assigns a quality rating. In addition, there may be a delay between a change in the credit quality of a security or other asset and a change in the quality rating assigned to the security or other asset by a rating organization. If a rating organization changes the quality rating assigned to one or more of the fund's portfolio securities, Pioneer will consider if any action is appropriate in light of the fund's investment objectives and policies. An investor can still lose significant amounts when investing in investment grade securities.
--------------------------------------------------------------------------------------------------------------------------------
Event-linked bonds    The fund may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or
                      "catastrophe" bonds. Event-linked bonds are debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. For some event-linked bonds, the trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments rather than specified actual losses. The fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. Event-linked bonds may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. Event-linked bonds are typically rated by at least one nationally recognized statistical rating agency, but also may be unrated. The rating for an event-linked bond primarily reflects the rating agency's calculated probability that a pre-defined trigger event will occur. This rating also assesses the event-linked bond's credit risk and the model used to calculate the probability of a trigger event.
--------------------------------------------------------------------------------------------------------------------------------
Commodity-related     Commodities are assets that have tangible properties, such as oil, metals, and agricultural products.
investments           The fund may gain exposure to commodities through investment in funds, including ETFs, or through commodity-linked notes and other commodity-linked derivatives. The fund also may invest in securities of issuers in commodity-related industries.
--------------------------------------------------------------------------------------------------------------------------------
Non-U.S.              The fund may invest in securities of non-U.S. issuers, including securities of emerging markets
investments           issuers. Non-U.S. issuers are issuers that are organized and have their principal offices outside of the United States. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European
                      Union. The fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging markets, and emerging market governmental issuers.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                      The Acquired Fund                                   The Acquiring Fund, Post-Reorganization
--------------------------------------------------------------------------------------------------------------------------------
Derivatives           The fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments. The fund may use derivatives for a variety of purposes, including:
                      o   In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates;
                      o   As a substitute for purchasing or selling securities;
                      o   To attempt to increase the fund's return as a non-hedging strategy that may be considered speculative;
                      o   To manage portfolio characteristics (for example, exposure to various market segments).
                      The fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.
--------------------------------------------------------------------------------------------------------------------------------
Cash management       Normally, the fund invests substantially all of its assets to meet its investment objectives. The fund
and temporary         may invest the remainder of its assets in securities with remaining maturities of less than one year
investments           or cash equivalents, or may hold cash. For temporary defensive purposes, including during periods of unusual cash flows, the fund may depart from its principal investment strategies and invest part or all of its assets in these securities or may hold cash. The fund may adopt a defensive strategy when the adviser believes securities in which the fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions. During such periods, it may be more difficult for the fund to achieve its investment objective.
--------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase    The fund may enter into reverse repurchase agreements pursuant to which the fund transfers securities
agreements and        to a counterparty in return for cash, and the fund agrees to repurchase the securities at a later date
borrowing             and for a higher price. Reverse repurchase agreements are treated as borrowings by the fund, are a form of leverage and may make the value of an investment in the fund more volatile and increase the risks of investing in the fund. The fund also may borrow money from banks or other lenders for temporary purposes. The fund may borrow up to 33 1/3% of its total assets. Entering into reverse repurchase agreements and other borrowing transactions may cause the fund to liquidate positions when it may not be advantageous to do so in order to satisfy its obligations or meet segregation requirements.
--------------------------------------------------------------------------------------------------------------------------------
Short-term trading    The fund usually does not trade for short-term profits. The fund will sell an investment, however, even if it has only been held for a short time, if it no longer meets the fund's investment criteria.
                      If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.
--------------------------------------------------------------------------------------------------------------------------------

Comparison of Principal Risks

    The following describe the risks of investing in the Acquired Fund and the Acquiring Fund. For purposes of this section, "the fund" means the Acquired Fund, the Acquiring Fund, or, where applicable, an underlying fund.

    You could lose money on your investment in the fund. As with any mutual fund, there is no guarantee that the fund will achieve its objectives.

    Market risk. The values of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. The equity and debt capital markets around the world have experienced unprecedented volatility in recent periods. The stock market may perform poorly relative to other investments (this risk may be greater in the short term). High public debt in the U.S. and other countries creates ongoing and systemic market risks and policymaking uncertainty. The financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments have fallen, credit has become more scarce worldwide and there has been significant uncertainty in the markets. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts; and many other issuers have faced difficulties obtaining credit or refinancing existing obligations. These market conditions may continue, worsen or spread, including in the U.S., Europe and beyond. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as increase market volatility and the value and liquidity of certain securities. This environment could make identifying investment risks and opportunities especially difficult for the adviser, and whether or not the fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the fund's investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. The fund may experience a substantial or complete loss on any individual security or derivative position. Particularly during periods of declining or illiquid markets, the fund may experience periods of heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the fund to lose money. This redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

    Fund of funds structure and layering of fees. The fund is structured as a fund of funds. The fund's investments are focused in the underlying funds, so the fund's investment performance is directly related to the performance of the underlying funds. The fund's net asset value will be affected by the performance of the equity and bond markets and the value of the mutual funds in which the fund invests. In addition, the underlying funds may invest in other investment companies, including exchange-traded funds (ETFs). Since the fund mainly invests in the underlying funds, as opposed to other types of securities, the fund does not have the same flexibility in its portfolio holdings as many mutual funds. In addition, the fund indirectly pays a portion of the expenses incurred by the underlying funds. Consequently, an investment in the fund entails more direct and indirect expenses than a direct investment in the underlying funds. For instance, you will pay management fees and operating expenses of both the fund and the underlying funds. The management fees paid by some underlying funds to Pioneer are higher than the management fees paid by other underlying funds. The underlying funds will not necessarily make consistent investment decisions, which may also increase your costs. One underlying fund may buy the same security that another underlying fund is selling. You would indirectly bear the costs of both trades without achieving any investment purpose. These transactions may also generate taxable gains. You may receive taxable distributions consisting of gains from transactions by the underlying funds as well as gains from the fund's transactions in shares of the underlying funds. Currently, Pioneer manages many of the underlying funds. Because the portfolio management teams of each of the underlying Pioneer funds may draw upon the resources of the same equity and fixed income analyst team or may share common investment management styles or approaches, the underlying funds may hold many common portfolio positions, reducing the diversification benefits of an asset allocation style.

    Allocation Risk. The adviser's or the subadviser's evaluation of asset classes and market sectors in developing an allocation model, and its selection and weighting of underlying funds within the allocation model, may prove to be incorrect. To the extent that the fund invests a significant percentage of its assets in any one underlying fund, the fund will be subject to a greater degree to the risks particular to that underlying fund, and may experience greater volatility as a result.

    Asset Class Variation Risk. The underlying funds invest principally in the securities constituting their asset class (i.e., equity or fixed income). However, under normal market conditions, an underlying fund may vary the percentage of its assets in these securities (subject to any applicable regulatory requirements). Depending upon the percentage of securities in a particular asset class held by the underlying funds at any given time, and the percentage of the fund's assets invested in various underlying funds, the fund's actual exposure to the securities in a particular asset class may vary substantially from its target asset allocation for that asset class.

    Expense Risk. Your actual costs of investing in the fund may be higher than the expenses shown in "Annual fund operating expenses" for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and fund expense ratios are more likely to increase when markets are volatile.

    Principal risks of investing in the underlying funds

    Risks of equity investments

    Equity funds invest primarily in equity securities (such as stocks), which are more volatile and carry more risks than some other forms of investment. Risks of investing in underlying equity funds may include:

        Value style risk. The prices of securities the adviser believes are undervalued may not appreciate as expected or may go down. Value stocks may fall out of favor with investors and underperform the overall equity market.

        Growth style risk. The fund's investments may not have the growth potential originally expected. Growth stocks may fall out of favor with investors and underperform the overall equity market.

        Small and mid-size companies risk. Compared to large companies, small- and mid-size companies, and the market for their equity securities, may be more sensitive to changes in earnings results and investor expectations, have more limited product lines and capital resources, experience sharper swings in market values, have limited liquidity, be harder to value or to sell at the times and prices the adviser thinks appropriate, and offer greater potential for gain and loss.

        Risks of investments in REITs. The fund has risks associated with the real estate industry. Although the fund does not invest directly in real estate, it may invest in REITs and other equity securities of real estate industry issuers. These risks may include:

            o The U.S. or a local real estate market declines due to adverse economic conditions, foreclosures, overbuilding and high vacancy rates, reduced or regulated rents or other causes

            o Interest rates go up. Rising interest rates can adversely affect the availability and cost of financing for property acquisitions and other purposes and reduce the value of a REIT's fixed income investments

            o The values of properties owned by a REIT or the prospects of other real estate industry issuers may be hurt by property tax increases, zoning changes, other governmental actions, environmental liabilities, natural disasters or increased operating expenses

            o A REIT in the fund's portfolio is, or is perceived by the market to be, poorly managed

            o If the fund's real estate related investments are concentrated in one geographic area or property type, the fund will be particularly subject to the risks associated with that area or property type

        REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest primarily in real property and derive income mainly from the collection of rents. They may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. Mortgage REITs invest primarily in mortgages and similar real estate interests and derive income primarily from interest payments. Mortgage REITs will be affected by changes in creditworthiness of borrowers and changes in interest rates. Mortgage REITs are subject to the risks of default of the mortgages or mortgage-related securities in which they invest, and REITs that invest in so-called "sub-prime" mortgages are particularly subject to this risk. Hybrid REITs invest both in real property and in mortgages.

        Investing in REITs involves certain unique risks. REITs are dependent on management skills, are not diversified and are subject to the risks of financing projects. REITs are typically invested in a limited number of projects or in a particular market segment or geographic region, and therefore are more susceptible to adverse developments affecting a single project, market segment or geographic region than more broadly diversified investments. REITs are subject to heavy cash flow dependency, defaults by mortgagors or other borrowers and tenants, self-liquidation and the possibility of failing to qualify for certain tax and regulatory exemptions. REITs may have limited financial resources and may experience sharper swings in market values and trade less frequently and in a more limited volume than securities of larger issuers. In addition to its own expenses, the fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Such expenses are not shown in "Annual fund operating expenses" above.

        Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company's operations and market value. Mortgage REITs tend to be more leveraged than equity REITs. In addition, many mortgage REITs manage their interest rate and credit risks through the use of derivatives and other hedging techniques. In addition, capital to pay or refinance a REIT's debt may not be available or reasonably priced. Financial covenants related to real estate company leveraging may affect the company's ability to operate effectively.

        Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company's preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company's financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

        Risks of initial public offerings. Companies involved in initial public offerings (IPOs) generally have limited operating histories, and prospects for future profitability are uncertain. The market for IPO issuers has been volatile, and share prices of newly public companies have fluctuated significantly over short periods of time. Further, stocks of newly-public companies may decline shortly after the IPO. There is no assurance that the fund will have access to IPOs. The purchase of IPO shares may involve high transaction costs. Because of the price volatility of IPO shares, the fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the fund's portfolio and may lead to increased expenses to the fund, such as commissions and transaction costs. The market for IPO shares can be speculative and/or inactive for extended periods of time. There may be only a limited number of shares available for trading. The limited number of shares available for trading in some IPOs may also make it more difficult for the fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.

        Risks of convertible securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

        Risks of warrants and rights. Warrants and rights give the fund the right to buy stock. A warrant specifies the amount of underlying stock, the purchase (or "exercise") price, and the date the warrant expires. The fund has no obligation to exercise the warrant and buy the stock. A warrant has value only if the fund is able to exercise it or sell it before it expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the fund loses any amount it paid for the warrant. Thus, investments in warrants may involve substantially more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

        The fund may purchase securities pursuant to the exercise of subscription rights, which allow an issuer's existing shareholders to purchase additional common stock at a price substantially below the market price of the shares. The failure to exercise subscription rights to purchase common stock would result in the dilution of the fund's interest in the issuing company. The market for such rights is not well developed and, accordingly, the fund may not always realize full value on the sale of rights.

    Risks of fixed income investments

    Fixed income funds primarily invest in debt securities, such as government securities, investment grade corporate securities, junk bonds, mortgage-backed securities, asset-backed securities, and money market securities. The value of your investment in the portfolio will change as the value of investments of the underlying funds increases and decreases. Risks of investing in the underlying fixed income funds may include:

        Interest rate risk. When interest rates rise, the value of fixed income securities generally falls. A change in interest rates will not have the same impact on all fixed income securities. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security's value. Calculations of duration and maturity may be based on estimates and may not reliably predict a security's price sensitivity to changes in interest rates. Moreover, securities can change in value in response to other factors, such as credit risk. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the fund, and the fund's yield, may decline. Interest rates in the U.S. recently have been historically low, and may be expected to go back up. Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change. Yield generated by the fund may decline due to a decrease in market interest rates.

        Credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security's credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. In addition, the fund may incur expenses to protect the fund's interest in securities experiencing these events. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.

        Prepayment or call risk. Many fixed income securities give the issuer the option to prepay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the fund holds a fixed income security that can be prepaid or called prior to its maturity date, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the fund also would be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was prepaid or called. In addition, if the fund purchases a fixed income security at a premium (at a price that exceeds its stated par or principal value), the fund may lose the amount of the premium paid in the event of prepayment.

        Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full) and reduce the value of the security. To the extent the fund invests significantly in mortgage-related and asset-backed securities, its exposure to extension risks may be greater than if it invested in other fixed income securities. U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

        U.S. government agency obligations risk. The fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as Fannie Mae, Freddie Mac and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

        Mortgage-related and asset-backed securities risk. The repayment of certain mortgage-backed and asset-backed securities depends primarily on the cash collections received from the issuer's underlying asset portfolio and, in certain cases, the issuer's ability to issue replacement securities. As a result, there could be losses to the fund in the event of credit or market value deterioration in the issuer's underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing securities, or the issuer's inability to issue new or replacement securities. Upon the occurrence of certain triggering events or defaults, the fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss. In the event of a default, the value of the underlying collateral may be insufficient to pay certain expenses, such as litigation and foreclosure expenses, and inadequate to pay any principal or unpaid interest. Privately issued mortgage-backed and asset-backed securities are not traded on an exchange and may have a limited market. Without an active trading market, these securities may be particularly difficult to value given the complexities in valuing the underlying collateral.

        Certain mortgage-backed and asset-backed securities may pay principal only at maturity or may represent only the right to receive payments of principal or interest on the underlying obligations, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only instruments generally increase in value if interest rates decline, but are also subject to the risk of prepayment. Interest only instruments generally increase in value in a rising interest rate environment when fewer of the underlying obligations are prepaid. Interest only instruments could lose their entire value in a declining interest rate environment if the underlying obligations are prepaid.

        Unlike mortgage-related securities issued or guaranteed by the U.S. government or its agencies and instrumentalities, mortgage-related securities issued by private issuers do not have a government or government-sponsored entity guarantee (but may have other credit enhancement), and may, and frequently do, have less favorable collateral, credit risk or other characteristics. The fund may invest in other mortgage-related securities, including mortgage derivatives and structured securities. These securities typically are not secured by real property. Because these securities have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. These securities also can become illiquid and difficult to value in volatile or declining markets.

        Mortgage-backed securities are particularly susceptible to prepayment and extension risk, because prepayments on the underlying mortgages tend to increase when interest rates fall and decrease when interest rates rise.

        The value of mortgage-backed and asset-backed securities may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities. In addition, for mortgage-backed securities, when market conditions result in an increase in the default rates on the underlying mortgages and the foreclosure values of the underlying realestate are below the outstanding amount of the underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be less likely.

        The fund may invest in CMOs. Principal prepayments on the underlying mortgage loans may cause a CMO to be retired substantially earlier than its stated maturity or final distribution date. If there are defaults on the underlying mortgage loans, the fund will be less likely to receive payments of principal and interest, and will be more likely to suffer a loss. This risk may be increased to the extent the underlying mortgages include sub-prime mortgages. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of a CMO class and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of a CMO class.

        The fund may invest in CDOs. The risks of an investment in a CDO depend largely on the type of the underlying obligations (e.g., an underlying obligation may decline in quality or default) and the tranche of the CDO in which the fund invests (e.g., the fund may invest in a tranche of CDO that is subordinate to other tranches). Investments in CDOs may be characterized by the fund as illiquid securities, which may be hard to value and difficult to sell at an advantageous time or price. Although certain CDOs may receive credit enhancement in the form of a senior-subordinate structure, over-collateralization or bond insurance, such enhancement may not always be present, and may fail to protect a fund against the risk of loss on default of the collateral.

        In response to the financial crisis that began in 2008, the Federal Reserve has attempted to keep mortgage rates low by acting as a buyer of mortgage-backed assets. It is anticipated that this support will end, and mortgage rates may rise and prices of mortgage-backed securities may fall when that happens. To the extent the fund's assets are invested in mortgage-backed securities, returns to fund investors may decline.

        Asset-backed securities are structured like mortgage-backed securities and are subject to many of the same risks. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying asset or to otherwise recover from the underlying obligor may be limited. Certain asset-backed securities present a heightened level of risk because, in the event of default, the liquidation value of the underlying assets may be inadequate to pay any unpaid principal or interest.

        Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

        Risks of subordinated securities. A holder of securities that are subordinated or "junior" to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

        High yield or "junk" bond risk. Debt securities that are below investment grade, called "junk bonds," are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

        Risks of investing in event-linked bonds. The return of principal and the payment of interest on "event-linked" bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude or other event that leads to physical or economic loss. If a trigger event, as defined within the terms of an event-linked bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified, the fund may lose a portion or all of its accrued interest and/or principal invested in the event-linked bond. In addition to the specified trigger events, event-linked bonds may expose the fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Event-linked bonds are also subject to the risk that the model used to calculate the probability of a trigger event was not accurate and underestimated the likelihood of a trigger event. Upon the occurrence or possible occurrence of a trigger event, and until the completion of the processing and auditing of applicable loss claims, the fund's investment in an event-linked bond may be priced using fair value methods.

        Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. Any secondary market may be subject to irregular trading activity and extended trade settlement periods.

        Risks of investing in inverse floating rate obligations. The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

        Inflation-linked security risk. Unlike a conventional bond, whose issuer makes regular fixed interest payments and repays the face value of the bond at maturity, an inflation-indexed security provides principal payments and interest payments, both of which are adjusted over time to reflect a rise (inflation) or a drop (deflation) in the general price level. The inflation index generally used is the non-seasonally adjusted index, which is not statistically smoothed to overcome highs and lows observed at different points each year. The use of the non-seasonally adjusted index can cause the fund's income level to fluctuate. As inflationary expectations increase, inflation-linked securities will become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable. The non-seasonally adjusted index used may not accurately measure the real rate of inflation. Inflation-linked securities may lose value or interest payments on such securities may decline in the event that the actual rate of inflation is different than the rate of the non-seasonally adjusted index, and losses may exceed those experienced by other debt securities with similar durations. The value of inflation-linked securities may not be directly correlated to changes in interest rates, for example if interest rates rise for reasons other than inflation.

        Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. Zero coupon bonds (which do not pay interest until maturity) and payment in kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. These securities are more likely to respond to changes in interest rates than interest-bearing securities having similar maturities and credit quality. These securities are more sensitive to the credit quality of the underlying issuer. Payment in kind securities may be difficult to value because their continuing accruals require judgments about the collectability of the deferred payments and the value of any collateral. Deferred interest securities are obligations that generally provide for a period of delay before the regular payment of interest begins and are issued at a significant discount from face value. The interest rate on contingent payment securities is determined by the outcome of an event, such as the performance of a financial index. If the financial index does not increase by a prescribed amount, the fund may receive no interest. Unlike bonds that pay interest throughout the period to maturity, the fund generally will realize no cash until maturity and, if the issuer defaults, the fund may obtain no return at all on its investment. In addition, although the fund receives no periodic cash payments on such securities, the fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders and, in addition, could reduce the fund's reserve position and require the fund to sell securities and incur a gain or loss at a time it may not otherwise want in order to provide the cash necessary for these distributions.

        Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

    Risks of equity and fixed income investments

    Risks of investing in the underlying equity and fixed income funds may include:

        Portfolio selection risk. The adviser's judgment about the attractiveness, relative value or potential appreciation of an equity security, or about the quality, relative yield or relative value of a fixed income security, or about a particular sector, region or market segment, or about an investment strategy, or about interest rates, may prove to be incorrect.

        Liquidity risk. Liquidity risk exists when particular investments are impossible or difficult to purchase or sell. Although most of the fund's securities and other investments must be liquid at the time of investment, securities and other investments may become illiquid after purchase by the fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers and sellers or when dealers are unwilling to make a market for certain securities or when dealer market-making capacity is otherwise reduced, and this is more likely to occur as a result of the reduction of market support activity by the Federal Reserve. A lack of liquidity or other adverse credit market conditions may affect the fund's ability to sell the securities in which it invests or to find and purchase suitable investments. When the fund holds illiquid investments, its portfolio may be harder to value, especially in changing markets. If the fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the fund may suffer a loss. In addition, when there is illiquidity in the market for certain securities and other investments, the fund, due to limitations on investments in illiquid securities, may be unable to achieve its desired level of exposure to a certain sector. If an auction fails for an auction rate security, there may be no secondary market for the security and the fund may be forced to hold the security until the security is refinanced by the issuer or a secondary market develops. To the extent the fund holds a material percentage of the outstanding debt securities of an issuer, this practice may impact adversely the liquidity and market value of those investments.

        Market segment risk. To the extent the fund emphasizes, from time to time, investments in a market segment, the fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation, than a fund without the same focus. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

        Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the fund invests significantly in one region or country. These risks may include:

        - Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure or accounting standards or regulatory practices;

        - Many non-U.S. markets are smaller, less liquid and more volatile. In a changing market, the adviser may not be able to sell the fund's securities at times, in amounts and at prices it considers reasonable;

        - Adverse effect of currency exchange rates or controls on the value of the fund's investments, or its ability to convert non-U.S. currencies to U.S. dollars;

        - The economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession;

        - Economic, political, regulatory and social developments may adversely affect the securities markets;

        - It may be difficult for the fund to pursue claims or enforce judgments against a foreign bank, depository or issuer of a security, or any of their agents, in the courts of a foreign country;

        -   Withholding and other non-U.S. taxes may decrease the fund's return;

        - Some markets in which the fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries;

        - Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. In addition, depositary receipts may not pass through voting and other shareholder rights, and may be less liquid than the underlying securities listed on an exchange;

         - A governmental entity may delay, or refuse or be unable to pay, interest or principal on its sovereign debt due to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms;

        - Investing in depositary receipts are subject to many of the same risks as investing directly in non-U.S. issuers.

        Additional risks of investing in emerging markets include:

        - The extent of economic development, political stability, market depth, infrastructure, capitalization and regulatory oversight can be less than in more developed markets;

        - Emerging market countries may experience rising interest rates, or, more significantly, rapid inflation or hyperinflation;

        - The fund could experience a loss from settlement and custody practices in some emerging markets;

        - The possibility that a counterparty may not complete a currency or securities transaction;

        - Low trading volumes may result in a lack of liquidity, and in extreme price volatility.

        Currency risk. Because the fund may invest in non-U.S. currencies, securities denominated in non-U.S. currencies, and other currency-related investments, the fund is subject to currency risk, meaning that the fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar, or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

        Forward foreign currency transactions risk. To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets. The fund's ability to use forward foreign currency transactions successfully depends on a number of factors, including the forward foreign currency transactions being available at prices that are not too costly, the availability of liquid markets, and Pioneer's judgment regarding the direction of changes in currency exchange rates.

        Derivatives risk. Using options, swaps, futures and other derivatives exposes the fund to additional risks, may increase the volatility of the fund's net asset value and may not provide the expected result. Derivatives may have a leveraging effect on the fund, and they can disproportionately increase losses and reduce opportunities for gain when market prices, interest rates or currencies, or the derivative instruments themselves, behave in a way not anticipated by the fund, especially in abnormal market conditions. Some derivatives have the potential for unlimited loss, regardless of the size of the fund's initial investment. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying assets, rate or index, the fund may not fully benefit from, or could lose money on, or could experience unusually high expenses as a result of, the derivative position. Derivatives involve the risk of loss if the counterparty defaults on its obligation or if the clearing firm through which the derivative has been traded becomes insolvent. Certain derivatives may be less liquid, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund also may have to sell assets at inopportune times to satisfy its obligations. The fund may be unable to terminate or sell its derivative positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Some derivatives may involve the risk of improper valuation. The fund's use of derivatives may also increase the amount of taxes payable by shareholders. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons. Risks associated with the use of derivatives are magnified to the extent that a large portion of the fund's assets are committed to derivatives in general or are invested in just one or a few types of derivatives. New regulations are changing the derivatives markets. The regulations may make using derivatives more costly, may limit their availability, or may otherwise adversely affect their value or performance. For derivatives that are required to be traded through a clearinghouse or exchange, the fund also will be exposed to the credit risk of the clearinghouse and the broker that submits trades for the fund. It is possible that certain derivatives that are required to be cleared, such as certain swap contracts, will not be accepted for clearing. In addition, regulated trading facilities for swap contracts are relatively new; they may not function as intended, which could impair the ability to enter into swap contracts. The extent and impact of the regulations are not yet fully known and may not be for some time.

        Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap. Swaps may be difficult to unwind or terminate. Certain index-based credit default swaps are structured in tranches, whereby junior tranches assume greater default risk than senior tranches. The absence of a central exchange or market for swap transactions has led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. New regulations require many kinds of swaps to be executed through a regulated exchange or market facility and cleared through a regulated clearinghouse. The establishment of a centralized exchange or market for swap transactions may disrupt or limit the swap market and may not result in swaps being easier to trade or value. Market-traded swaps may become more standardized, and the fund may not be able to enter into swaps that meet its investment needs. The fund also may not be able to find a clearinghouse willing to accept the swaps for clearing. The new regulations may make using swaps more costly, may limit their availability, or may otherwise adversely affect their value or performance. The fund will be required to trade many swaps through a broker who is a member of the clearinghouse. The broker may require the fund to post margin to the broker as a down payment on the fund's obligations and may change the amount of margin required from time to time. The fund may not be able to recover margin amounts if the broker has financial difficulties. Also, the broker may require the fund to terminate a derivatives position under certain circumstances. This may cause the fund to lose money. The clearinghouse will be the fund's counterparty for the derivatives trades. The fund will take the risk that the counterparty defaults. The fund also may be exposed to additional risks as a result of the new regulations. The extent and impact of the new regulations are not yet fully known and may not be for some time.

        Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the fund's underlying assets or creates investment risk with respect to a larger pool of assets than the fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

        Commodity investments risk. Certain underlying funds may invest directly or indirectly in commodities. Exposure to the commodities markets may subject the fund to greater volatility than investments in other securities. The value of commodity-linked notes and other commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely and rapidly due to factors such as changes in value, supply and demand and governmental regulatory policies. Commodity-related investments may be more volatile and less liquid than the underlying commodities, instruments or measures, which may make it difficult for such investments to be sold at a price acceptable to the adviser or to accurately value them. Commodity-related investments are subject to the credit risks associated with the issuer, and their values may decline substantially if the issuer's creditworthiness deteriorates. As a result, returns of commodity-linked investments may deviate significantly from the return of the underlying commodity, instruments or measures. The fund may receive lower interest payments (or not receive any of the interest due) on an investment in a commodity-linked note if there is a loss of value of the underlying investment. Further, to the extent that the amount of principal to be repaid upon maturity is limited to the value of a particular commodity, commodity index or other economic variable, the fund might not receive a portion (or any) of the principal at maturity of the investment or upon earlier exchange.

        Non-diversification risk. To the extent an underlying fund is not diversified, the underlying fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the fund's losses from adverse events affecting a particular issuer.

        Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund's valuation of the investment, particularly for securities that trade in thin or volatile markets. If markets make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before the fund determines its net asset value.

        Portfolio turnover risk. If the fund does a lot of trading, it may incur additional operating expenses, which would reduce performance. A higher level of portfolio turnover may also cause taxable shareowners to incur a higher level of taxable income or capital gains.

        Cash management risk. The value of the investments held by the fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the fund has any uninvested cash, the fund would be subject to credit risk with respect to the depository institution holding the cash. If the fund holds cash uninvested, the fund will not earn income on the cash and the fund's yield will go down. During such periods, it may be more difficult for the fund to achieve its investment objectives.

Comparison of Fees and Expenses

    Shareholders of the Acquiring Fund pay various fees and expenses, either directly or indirectly. The expenses in the tables appearing below are based on for the Acquired Fund, the expenses of the Acquired Fund for the twelve-month period ended January 31, 2014. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Reorganization occurred on January 31, 2014.

                                                          Pioneer       Pioneer
                                                         Ibbotson      Ibbotson
                                                       Aggressive       Growth
                                                        Allocation    Allocation  Combined Fund
                                                           Fund          Fund       (Pro Forma
                                                        (12 months    (12 months     12 months
                                                           ended         ended        ended
                                                        January 31,   January 31,   January 31,
                                                           2014)         2014)         2014)
-----------------------------------------------------------------------------------------------
Shareholder transaction fees
    (paid directly from your investment)                Class A(4)      Class A      Class A
Maximum sales charge (load) when you buy
    shares as a percentage of offering price               5.75%          5.75%        5.75%
Maximum deferred sales charge (load) as a percentage
    of offering price or the amount you receive when
    you sell shares, whichever is less                     None           None         None
Redemption fee as a percentage of amount
    redeemed, if applicable                                None           None         None
Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily net assets
Management Fee                                             0.13%          0.13%        0.13%
Distribution and Service (12b-1) Fee                       0.25%          0.25%        0.25%
Other Expenses                                             0.45%          0.32%        0.32%
Acquired Fund Fees and Expenses (1)                        0.89%          0.85%        0.66%
Total Annual Fund Operating Expenses                       1.72%          1.55%        1.36%
-----------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations (2) (3)           0.00%          0.00%        0.00%
Net Expenses                                               1.72%          1.55%        1.36%
-----------------------------------------------------------------------------------------------

                                                         Pioneer      Pioneer                    Pioneer      Pioneer
                                                        Ibbotson     Ibbotson                   Ibbotson     Ibbotson
                                                      Aggressive      Growth                  Aggressive      Growth
                                                       Allocation   Allocation Combined Fund   Allocation   Allocation Combined Fund
                                                          Fund         Fund     (Pro Forma        Fund         Fund     (Pro Forma
                                                      (12 months   (12 months    12 months    (12 months   (12 months    12 months
                                                          ended        ended       ended          ended        ended       ended
                                                      January 31,  January 31,  January 31,   January 31,  January 31,  January 31,
                                                          2014)        2014)       2014)         2014)        2014)        2014)
------------------------------------------------------------------------------------------------------------------------------------
Shareholder transaction fees
    (paid directly from your investment)                 Class C       Class C      Class C      Class Y      Class Y       Class Y
Maximum sales charge (load) when you buy
    shares as a percentage of offering price               None          None         None         None         None          None
Maximum deferred sales charge (load) as a percentage
    of offering price or the amount you receive when
    you sell shares, whichever is less                     1.00%         1.00%        1.00%        None         None          None
Redemption fee as a percentage of amount
    redeemed, if applicable                                None          None         None         None         None          None
Annual Fund operating expenses (deducted from
     fund assets) as a % of average daily net assets
Management Fee                                             0.13%         0.13%        0.13%        0.13%        0.13%         0.13%
Distribution and Service (12b-1) Fee                       1.00%         1.00%        1.00%        None         None          None
Other Expenses                                             0.39%         0.26%        0.28%        0.68%        0.30%         0.39%
Acquired Fund Fees and Expenses(1)                         0.89%         0.85%        0.66%        0.89%        0.85%         0.66%
Total Annual Fund Operating Expenses                       2.41%         2.24%        2.07%        1.70%        1.28%         1.18%
------------------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations(2) (3)            0.00%         0.00%        0.00%        0.00%        0.00%         0.00%
Net Expenses                                               2.41%         2.24%        2.07%        1.70%        1.28%         1.18%
------------------------------------------------------------------------------------------------------------------------------------

-------------------
(1) Total annual fund operating expenses in the table, before and after fee waiver and expense reimbursement, may be higher than the corresponding ratio of expenses to average net assets, which do not include acquired fund fees and expenses.

(2) Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce the Acquired Fund's expenses to 0.85% and 1.64% of the average daily net assets attributable to Class A shares and Class C shares, respectively. Acquired Fund Fees and Expenses are not included in the expense limitations. This expense limitation is in effect through December 1, 2015. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund's investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

(3) Pioneer has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions) to the extent required to reduce the Acquiring Fund's expenses to 0.70% and 1.45% of the average daily net assets attributable to Class A shares and Class C shares, respectively. Acquired Fund Fees and Expenses are not included in the expense limitations. This extension of expense limitation is in effect through December 1, 2015. There can be no assurance that the adviser will extend the expense limitation beyond such time. While in effect, the arrangement may be terminated for a class only by agreement of the fund's investment adviser and the Board of Trustees. The expense limitation does not limit the expenses of the underlying funds indirectly incurred by a shareholder.

(4) Class B shares of the Acquired Fund will be converted to Class A shares of the Acquired Fund on November 10, 2014, prior to the Closing Date. Accordingly, current Class B shareholders of the Acquired Fund will be Class A shareholders of the Acquired Fund on the Closing Date, and will receive Class A shares of the Acquiring Fund in the Reorganization.

Examples:

The examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each fund for the time periods shown, and then, except as indicated, redeem all of your shares at the end of those periods. The examples also assume that (a) your investment has a 5% return each year and (b) each fund's total annual operating expenses remain the same except for year one (which considers the effect of the expense limitation). Pro forma expenses are included assuming consummation of the Reorganization as of January 31, 2014. The examples are for comparison purposes only and are not a representation of any fund's actual expenses or returns, either past or future. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                       Pioneer      Pioneer
                                                                      Ibbotson     Ibbotson
                                                                     Aggressive     Growth
Number of years                                                      Allocation   Allocation  Combined Fund
you own your shares                                                     Fund         Fund      (Pro Forma)
-----------------------------------------------------------------------------------------------------------
Class A - assuming redemption at end of period
    Year 1                                                             $  740       $  724        $  706
    Year 3                                                             $1,086       $1,036        $  981
    Year 5                                                             $1,455       $1,371        $1,277
    Year 10                                                            $2,488       $2,314        $2,116
Class A - assuming no redemption
    Year 1                                                             $  740       $  724        $  706
    Year 3                                                             $1,086       $1,036        $  981
    Year 5                                                             $1,455       $1,371        $1,277
    Year 10                                                            $2,488       $2,314        $2,116
Class C - assuming redemption at end of period
    Year 1                                                             $  344       $  327        $  310
    Year 3                                                             $  751       $  700        $  649
    Year 5                                                             $1,285       $1,200        $1,114
    Year 10                                                            $2,746       $2,575        $2,400
Class C - assuming no redemption
    Year 1                                                             $  244       $  227        $  210
    Year 3                                                             $  751       $  700        $  649
    Year 5                                                             $1,285       $1,200        $1,114
    Year 10                                                            $2,746       $2,575        $2,400
Class Y - with or without redemption at end of period
    Year 1                                                             $  173       $  130        $  120
    Year 3                                                             $  536       $  406        $  375
    Year 5                                                             $  923       $  702        $  649
    Year 10                                                            $2,009       $1,545        $1,432

Comparison of the Funds' Past Performance

    The bar charts and tables below indicate the risks and volatility of an investment in the funds by showing how the funds have performed in the past. The bar charts show changes in the performance of each fund's Class A shares from calendar year to calendar year. The tables show average annual total returns for each class of shares of a fund over time and compare these returns to the returns of the Standard and Poor's 500 Index and the Barclays Capital Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund's investment strategies. You can obtain updated performance information by visiting https://us.pioneerinvestments.com/performance or by calling 1-800-225-6292. A fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar charts do not reflect any sales charge you may pay when you buy fund shares. If this amount was reflected, returns would be less than those shown.

    Ibbotson Associates, Inc. served as each fund's sub-adviser for all periods shown. As discussed above, Pioneer will be directly responsible for portfolio management decisions upon completion of the Reorganization.

    Effective upon completion of the Reorganization, the MSCI World Index will replace the Standard and Poor's 500 Index as the benchmark for the fund's equity component. Pioneer believes that the MSCI World Index will better reflect the investment approach and portfolio composition of the combined fund than the Standard and Poor's 500 Index. In addition, the combined fund will compare its performance to the returns of a blended benchmark (80% MSCI World Index/20% Barclays Capital Aggregate Bond Index).

                 Pioneer Ibbotson Aggressive Allocation Fund's
                     Annual Returns -- Class A Shares (%)*
                           (Years ended December 31)

[bar chart]

'05     9.64
'06    14.20
'07     5.33
'08   -39.01
'09    31.26
'10    13.92
'11    -4.61
'12    11.43
'13    21.71


At June 30, 2014, the year-to-date return was 20.70%.

-------------------
* During the period shown in the bar chart, the Pioneer Ibbotson Aggressive Allocation Fund's highest quarterly return was 20.12% for the quarter ended 6/30/2009, and the lowest quarterly return was -22.11% for the quarter ended 12/31/2008.

                   Pioneer Ibbotson Growth Allocation Fund's
                     Annual Returns -- Class A Shares (%)*
                           (Years ended December 31)

[bar chart]

'05     8.24
'06    12.49
'07     5.47
'08   -35.25
'09    30.69
'10    13.17
'11    -3.30
'12    11.00
'13    18.94


At June 30, 2014, the year-to-date return was 18.35%.

-------------------
* During the period shown in the bar chart, the Pioneer Ibbotson Growth Allocation Fund's highest quarterly return was 18.16% for the quarter ended 6/30/2009, and the lowest quarterly return was -20.04% for the quarter ended 12/31/2008.

                        Average Annual Total Returns (%)
                     (for periods ended December 31, 2013)

                                                                                               Since         Inception
 The Acquired Fund                                              1 Year        5 Years        Inception          Date
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                                                   8/9/04
       Return Before Taxes                                      14.72          12.77            5.80
       Return After Taxes on Distributions                      14.24          12.48            5.24
       Return After Taxes on Distributions and
         Sale of Fund Shares                                     8.33          10.14            4.63
----------------------------------------------------------------------------------------------------------------------
    Class C                                                     20.89          13.30            5.50          8/9/04
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                     21.69          14.23            5.07         9/26/05
----------------------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index (reflects no
    deduction for fees, expenses or taxes)                      32.39          17.94            8.28          8/9/04
----------------------------------------------------------------------------------------------------------------------
 Barclays Capital Aggregate Bond Index (reflects no
    deduction for fees, expenses or taxes)                      -2.02           4.44            4.60          8/9/04
----------------------------------------------------------------------------------------------------------------------
 MSCI World Index ND IX                                         26.68          15.02            7.72          8/9/04
----------------------------------------------------------------------------------------------------------------------
 Blended Benchmark (80% MSCI World Index/20%
    Barclays Capital Aggregate Bond Index)                      20.94          12.90            7.10          8/9/04
----------------------------------------------------------------------------------------------------------------------

                                                                                               Since         Inception
 The Acquiring Fund                                            1 Year        5 Years         Inception          Date
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                                                    8/9/04
       Return Before Taxes                                      12.12          12.21            5.63
       Return After Taxes on Distributions                      11.44          11.67            4.94
       Return After Taxes on Distributions and
         Sale of Fund Shares                                     6.86           9.57            4.40
----------------------------------------------------------------------------------------------------------------------
    Class C                                                     18.10          12.78            5.21          8/9/04
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                     19.28          13.69            5.54         9/26/05
----------------------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Index (reflects no
    deduction for fees, expenses or taxes)                      32.37          17.94            8.28          8/9/04
----------------------------------------------------------------------------------------------------------------------
 Barclays Capital Aggregate Bond Index (reflects no
    deduction for fees, expenses or taxes)                      -2.02           4.44            4.60          8/9/04
----------------------------------------------------------------------------------------------------------------------
 MSCI World Index ND IX                                         26.68          15.02            7.72          8/9/04
----------------------------------------------------------------------------------------------------------------------
 Blended Benchmark (80% MSCI World Index/20%
    Barclays Capital Aggregate Bond Index)                      20.94          12.90            7.10          8/9/04
----------------------------------------------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are shown only for Class A shares. After-tax returns for Class C and Class Y shares of each Pioneer Fund will vary.

---------------------------------------------------------------------------------------------------------------------------------
                  The Acquired Fund                                       The Acquiring Fund, Post-Reorganization
---------------------------------------------------------------------------------------------------------------------------------
Management fees   The fund pays Pioneer a fee for managing the fund       The fund pays Pioneer a fee for managing the fund
                  and to cover the cost of providing certain services to  and to cover the cost of providing certain services
                  the fund.                                               to the fund.

                  Pioneer's annual fee is equal to: 0.13% of the fund's   Effective upon completion of the Reorganization,
                  average daily net assets on investments in underlying   Pioneer's annual fee will be equal to: 0.13% of the
                  funds managed by Pioneer (and cash) and 0.17% of        fund's average daily net assets, up to $2.5 billion;
                  the fund's average daily net assets on other            0.11% of the fund's average daily net assets, from
                  investments, up to $2.5 billion; 0.11% of the fund's    over $2.5 billion up to $4 billion; 0.10% of the fund's
                  average daily net assets on investments in underlying   average daily net assets, from over $4 billion up to
                  funds managed by Pioneer (and cash) and 0.14% of        $5.5 billion; 0.08% of the fund's average daily net
                  the fund's average daily net assets on other            assets, over $5.5 billion.
                  investments, from over $2.5 billion up to $4 billion;
                  0.10% of the fund's average daily net assets on         For the fiscal year ended July 31, 2013, the fund
                  investments in underlying funds managed by Pioneer      paid management fees (excluding waivers and/or
                  (and cash) and 0.12% of the fund's average daily net    assumption of expenses) equivalent to 0.13% of the
                  assets on other investments, from over $4 billion up    fund's average daily net assets.
                  to $5.5 billion; 0.08% of the fund's average daily net
                  assets on investments in underlying funds managed       A discussion regarding the basis for the Board of
                  by Pioneer (and cash) and 0.10% of the fund's           Trustees' approval of the management contract and
                  average daily net assets on other investments, over     the subadvisory agreement with Ibbotson are
                  $5.5 billion and up to $7 billion; and 0.08% of the     available in the fund's semiannual report to
                  fund's average daily net assets on investments in       shareholders for the period ended January 31, 2014.
                  underlying funds managed by Pioneer (and cash)
                  and 0.09% of the fund's average daily net assets on
                  other investments, over $7 billion.

                  Since all of the underlying funds are currently managed by Pioneer, the management fee is currently equal to 0.13% of the fund's average daily net assets.
                  The fee is accrued daily and paid monthly. Pioneer, and not the fund, pays a portion of the fee it receives from the fund to Ibbotson as compensation for Ibbotson's services to the fund.

                  For the fiscal year ended July 31, 2013, the fund paid management fees (excluding waivers and/or assumption of expenses) equivalent to 0.13% of the fund's average daily net assets.

                  A discussion regarding the basis for the Board of
                  Trustees' approval of the management contract and
                  the subadvisory agreement with Ibbotson are available
                  in the fund's semiannual report to shareholders for
                  the period ended January 31, 2014.
---------------------------------------------------------------------------------------------------------------------------------
                  For a comparison of the gross and net expenses of each fund, please see the class fee tables in the "Comparison of Fees and Expenses" section starting on page 22.
---------------------------------------------------------------------------------------------------------------------------------

Reasons for the Reorganization

    The Board of Trustees of the Acquired Fund believes that the proposed Reorganization will be advantageous to the shareholders of the Acquired Fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal.

    First, the Board considered that your fund and the Acquiring Fund have similar investment objectives and investment policies. The Board considered that your fund's investment objective is long-term capital growth and the Acquiring Fund's investment objective is long-term capital growth and current income. The Board considered that like your fund, the Acquiring Fund is a "fund of funds" that allocates its assets primarily among other mutual funds, including mutual funds managed by Pioneer, that invest in asset classes consistent with the fund's objectives. The Board considered that the Acquiring Fund may allocate a greater percentage of its assets to fixed income and other investments than your fund. The Board also considered that, unlike your fund, the Acquiring Fund will have the flexibility to invest in a broader range of funds than your fund, including exchange-traded funds and mutual funds that are not managed by Pioneer, and will be permitted to invest in derivative instruments for hedging and other purposes.

    Second, the Board considered that Pioneer will assume responsibility for making portfolio management decisions for the Acquiring Fund. The Board considered that while your fund's assets are allocated among asset classes and funds according to fixed ranges, Pioneer intends to manage the Acquiring Fund using a flexible allocation approach that does not rely on fixed ranges for asset classes or funds, and intends to employ management strategies that seek to keep the Acquiring Fund's annualized volatility (i.e., fluctuations of value) within a targeted range.

    Third, the Board considered that the management fees paid by the combined fund will be the same as or lower than the management fees paid by your fund.

    Fourth, the Board considered that the combined fund may be better positioned to attract assets than your fund and that the larger size of the combined fund may result in greater economies of scale because the fund may be able to reduce per share expenses as fixed expenses shared over a larger asset base.

    Fifth, the Board considered that the historical performance of the Acquiring Fund was higher than the historical performance of your fund for the one, three and five-year periods ended January 31, 2014, and slightly lower than your fund's performance since the fund's inception on August 9, 2004. However, in considering the funds' performance, the Board noted that Ibbotson Associates, Inc. served as each fund's sub-adviser during each period under consideration, and the Acquiring Fund's investment strategies would be different from those used in the fund during each period of consideration.

    Sixth, the Board considered the ability of the combined fund to utilize certain tax capital-loss carryforwards in the future.

    Seventh, the Board considered that the Acquired Fund would bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/ Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees, and the Acquiring Fund would likewise bear approximately 25% of these costs. The Board considered that Pioneer would bear the remaining 50% of the expenses incurred in connection with the Reorganization. In approving the allocation of Reorganization costs, the Board considered information provided by Pioneer with respect to the relative short-term economic benefits and costs to shareholders anticipated to result from the Reorganization.

    Eighth, the Board recognized that the portfolio managers of the combined fund may conclude that a significant number of holdings of the Acquired Fund are not consistent with the combined fund's long-term investment strategy and may dispose of such positions. The Board considered that the disposition of securities following the Reorganization could result in capital gains to the combined fund. The Board noted that the disposition of securities is not expected to result in brokerage expenses to the combined fund. However, the Board considered that the actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.

    Ninth, the Board considered that the funds' investment adviser and principal distributor would benefit from the Reorganization. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. The consolidated portfolio management effort also might result in time and personnel savings and the preparation of fewer reports and regulatory filings, as well as prospectus disclosure, for one fund instead of two. The Board believes that the Reorganization, in the long-term, could result in a decrease in the combined fund's gross expenses.

    Tenth, the Board also considered that the Reorganization presents an excellent opportunity for the shareholders of each fund to become investors in a combined fund that has a larger asset size than either fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to both funds and their shareholders.

                                 CAPITALIZATION

    The following table sets forth the capitalization of each Pioneer Fund as of July 31, 2014, and the pro forma combined capitalization of the combined fund as if the Reorganization occurred on that date. The actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of the Pioneer Funds between August 15, 2014 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of the Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of the Pioneer Funds during the same period.

                                   Pioneer
                             Ibbotson Aggressive          Pioneer         Combined Fund
                                  Allocation          Ibbotson Growth       Pro Forma           Pro Forma
                                     Fund              Allocation Fund     Adjustments(1)     Combined Fund
                              (August 15, 2014)      (August 15, 2014)   (August 15, 2014)   (August 15, 2014)
--------------------------------------------------------------------------------------------------------------
Net Assets
    Class A(2)                   $107,847,390           $174,810,445         $  (38,017)        $282,619,818
    Class C                      $ 23,494,528           $ 64,190,391         $  (11,793)        $ 87,673,126
    Class Y                      $    368,600           $  1,043,122         $     (190)        $  1,411,532
Total Net Assets                 $131,710,518           $240,043,958         $  (50,000)        $371,704,476

Net Asset Value Per Share
    Class A(2)                   $      14.09           $      13.71                            $      13.71
    Class C                      $      13.35           $      12.93                            $      12.93
    Class Y                      $      14.20           $      13.99                            $      13.99

Shares Outstanding
    Class A(2)                      7,678,635             12,849,404                              20,715,734
    Class C                         1,760,483              4,966,172                               6,783,228
    Class Y                            25,965                 74,539                                 100,886

(1) The pro forma data reflects adjustments to account for the combined expenses of the Reorganization borne by the Acquired Fund and the Acquiring Fund. The expenses of the Reorganization borne by the funds are estimated in the aggregate to be $50,000. Pioneer will bear the remaining expenses of the Reorganization.

(2) The data reflects adjustments to reflect that Class B shares of each Fund will be converted to Class A shares of such Fund on November 10, 2014, prior to the Closing Date.

    It is impossible to predict how many shares of the combined fund will actually be received and distributed by your fund on the Closing Date. The table should not be relied upon to determine the amount of combined fund shares that will actually be received and distributed.

                    BOARDS' EVALUATION OF THE REORGANIZATION

    For the reasons described above, the Board of Trustees of your fund, including the Independent Trustees, approved the Reorganization. In particular, the Board of Trustees determined that the Reorganization is in the best interests of your fund and that the interests of your fund's shareholders would not be diluted as a result of the Reorganization. Similarly, the Board of Trustees of the Acquiring Fund, including the Independent Trustees, approved the Reorganization. The Trustees also determined that the Reorganization is in the best interests of that fund and that the interests of the shareholders of that fund would not be diluted as a result of the Reorganization.

           OTHER IMPORTANT INFORMATION CONCERNING THE REORGANIZATION

                              Portfolio Securities

    After the closing of the Reorganization, management will analyze and evaluate the portfolio securities of the combined fund. Consistent with the combined fund's investment objective and policies, any restrictions imposed by the Code and in the best interests of the shareholders of the combined fund (including former shareholders of your fund), management will influence the extent and duration to which the portfolio securities of your fund and the Acquiring Fund will be maintained by the combined fund. It is possible that, although it is not necessary to dispose of portfolio securities in order to effect the Reorganization, the portfolio manager of the combined fund may conclude that some of the holdings of the combined fund are not consistent with the combined fund's long-term investment strategy, and, accordingly, there may be dispositions of some of the portfolio securities of the combined fund following the Reorganization. Subject to market conditions at the time of any such disposition, the disposition of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold, other capital gains and losses that may be recognized, and the combined fund's ability to use any available tax loss carryforwards. The disposition of portfolio securities is not expected to result in brokerage expense to the combined fund.

                         Tax Capital Loss Carryforwards

    Federal income tax law permits a regulated investment company to carry forward net capital losses that arose in tax years that began on or before December 22, 2010 ("Pre-2011 Losses") for a period of up to eight taxable years. Net capital losses that arise in tax years beginning after December 22, 2010 ("Post-2010 Losses") may generally be carried forward without limit, and such carryforwards must be fully utilized before the regulated investment company is permitted to utilize carryforwards of Pre-2011 Losses. Presently, Pioneer Ibbotson Aggressive Allocation Fund and Pioneer Ibbotson Growth Allocation Fund have net capital loss carryforwards from their prior taxable years, as follows:

--------------------------------------------------------------------------------
Fund                                                   Capital Loss Carryforward
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund              $24,127,121
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                  $31,221,769
--------------------------------------------------------------------------------

Neither Fund has Post-2010 Losses. The Funds' Pre-2011 Losses and their expiration dates are as follows:

--------------------------------------------------------------------------------
Fund                                                 2018                2019
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund       $22,667,840         $1,459,281
--------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund           $26,663,894         $4,557,875
--------------------------------------------------------------------------------


    For the period ending on the Closing Date, each fund may have net realized capital gains or losses and as of the Closing Date a fund may also have net unrealized capital gains or losses.

    The Reorganization may result in a number of different limitations on the combined fund's ability to use realized and unrealized losses of the combining funds. The discussion below describes the limitations that would apply based on the funds' tax attributes and relative net asset values as of August 15, 2014. Since the Reorganization is not expected to close until November 14, 2014, the net current-year realized capital losses and net unrealized capital gains and the effect of the limitations described may change significantly between now and the completion of the Reorganization. Further, the ability of each Pioneer Fund to use capital losses to offset gains (even in the absence of the Reorganization) depends on factors other than loss limitations, such as the future realization of capital gains or losses.

    First, in the tax year of the combined fund in which the Reorganization occurs, the combined fund will be able to use carryforwards of your fund's capital losses (including from your fund's short taxable year ending on the Closing Date), subject to the limitations described in the following paragraphs, to offset only a prorated portion of the combined fund's capital gains for such tax year, based on the number of days remaining in the combined fund's tax year after the Closing Date.

    Second, the Reorganization is expected to result in a limitation on the combined fund's ability to use your fund's capital loss carryforwards in subsequent tax years. This limitation, imposed by Section 382 of the Code, is expected to apply because your fund has capital loss carryforwards and its shareholders will own less than 50% of the combined fund immediately after the Reorganization. The annual Section 382 limitation for periods following the Reorganization generally will equal the product of the net asset value of your Fund immediately prior to the Reorganization and the "long-term tax-exempt rate," published by the Internal Revenue Service, in effect at the time of the Reorganization (if the Reorganization had closed as of August 15, 2014, the annual limitation would have been $4,135,710.27). This limitation may be prorated in the taxable year of the Acquiring Fund in which the Reorganization occurs based on the number of days remaining after the Closing Date in such taxable year. This limitation may result in some portion of your fund's capital loss carryforwards expiring unused. The combined fund is expected to be able to use the Acquiring Fund's capital loss carryforwards without any limitation imposed under Section 382 by reason of the Reorganization.

    Third, the Reorganization may result in a limitation on the combined fund's ability to use loss carryforwards of the Acquiring Fund and a portion of losses recognized by the Acquiring Fund in the taxable year in which the Reorganization occurs to offset gains realized after the Reorganization that are attributable to unrealized capital gains of your fund as of the Closing Date. That limitation will apply if your fund's unrealized capital gains as of the Closing Date are at least $10,000,000 or at least 15% of the net asset value of your fund as of the Closing Date, and is currently expected to apply to the Reorganization.

    As of August 15, 2014, the funds had the following current-year realized capital gains and net unrealized gains:

-------------------------------------------------------------------------------------------------------------
Fund                                              Current-Year Realized Capital Gains    Net Unrealized Gains
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund                                  $187,608             $40,762,542
-------------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund                                      $387,394             $63,159,501
-------------------------------------------------------------------------------------------------------------

    Fourth, the Reorganization will have the following additional effects on the use of losses. Any capital loss carryforwards from prior years, any net current-year capital losses, and, potentially, any unrealized capital losses will benefit the shareholders of the combined fund, rather than only the shareholders of the combining fund in which the loss originated. If the Reorganization closes on a date other than your fund's regular year end, it will cause your fund's Pre-2011 Losses, to the extent unused from time to time, to expire one year earlier than the time they otherwise would have expired. Some portion of your fund's carryforwards of Pre-2011 Losses could expire unutilized as a result of the Reorganization and/or as a result of Post-2010 Losses of the Acquiring Fund.

               TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The Reorganization

    o The Reorganization is scheduled to occur as of the close of business on November 14, 2014 but may occur on such later date as the parties may agree to in writing.

    o The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of your fund's liabilities. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

    o The Acquiring Fund will issue Class A, Class C and Class Y shares to the Acquired Fund in amounts equal to the aggregate net asset value of the Acquired Fund's Class A, Class C and Class Y shares, respectively. Class B shares of the Acquired Fund will be converted to Class A shares of the Acquired Fund on November 10, 2014, prior to the Closing Date. Accordingly, current Class B shareholders of the Acquired Fund will be Class A shareholders of the Acquired Fund on the Closing Date, and will receive Class A shares of the Acquiring Fund in the Reorganization.

    o Shares of the Acquiring Fund will immediately be distributed to you in proportion to the relative net asset value of your holdings of shares of the applicable class or classes of the Acquired Fund on the Closing Date. As a result, the Acquired Fund's Class A shareholders will end up as Class A shareholders of the Acquiring Fund, and the Acquired Fund's Class C and Class Y shareholders will end up as Class C and Class Y shareholders, respectively, of the Acquiring Fund. The net asset value attributable to a class of shares of each fund will be determined using the Pioneer Funds' valuation policies and procedures. Each fund's valuation policies and procedures are identical.

    o   After the shares are issued, the Acquired Fund will be dissolved.

    o No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. After the Reorganization, any contingent deferred sales charge that applied to Class A (if applicable) or Class C shares of the Acquired Fund at the time of the Reorganization will continue to apply for the remainder of the applicable holding period at the time of the Reorganization. In calculating any applicable contingent deferred sales charge, the period during which you held your shares will be included in the holding period of the shares of the combined fund you receive as a result of the Reorganization.

    o The Reorganization generally is not expected to result in income, gain or loss being recognized for federal income tax purposes by shareholders of either Pioneer Fund involved in the Reorganization, or by either Pioneer Fund involved in the Reorganization, except as set forth below under the heading "Tax Status of the Reorganization." The Reorganization will not take place unless both funds involved in the Reorganization receive a tax opinion from Bingham McCutchen LLP, counsel to the funds, as described below under the heading "Tax Status of the Reorganization".

Agreement and Plan of Reorganization

        The Agreement and Plan of Reorganization with respect to the Reorganization is attached as Exhibit A to this Information
    Statement/Prospectus. Material provisions of the Agreement and Plan of Reorganization are described below, but are qualified in their entirety by the attached copy.

        Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of the Acquired Fund's shares and will evidence ownership of shares of the combined fund. The combined fund will not issue share certificates in the Reorganization.

        Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and Plan of Reorganization and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 6).

        The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund's performance of all of its obligations under the Agreement and Plan of Reorganization, the receipt of certain documents and financial statements from that fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement and Plan of Reorganization, Section 7).

        The funds' obligations are subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Reorganization (see Agreement and Plan of Reorganization, Section 8.4).

        Termination of Agreement and Plan of Reorganization. The Board of Trustees of either fund may terminate the Agreement and Plan of Reorganization at any time before the Closing Date, if the Board believes that proceeding with the Reorganization would no longer be in the best interests of shareholders of the applicable fund.

        Expenses of the Reorganization. Each fund will bear approximately 25% of the expenses incurred in connection with the Reorganization, including expenses associated with the preparation, printing and mailing of any shareholder communications (including this Information Statement/Prospectus), any filings with the SEC and other governmental agencies in connection with the Reorganization, audit fees and legal fees ("Reorganization Costs"). Pioneer will bear the remaining 50% of the Reorganization Costs.

                        TAX STATUS OF THE REORGANIZATION

        The Reorganization is conditioned upon the receipt by each fund of an opinion from Bingham McCutchen LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

    o The transfer to the Acquiring Fund of all of your fund's assets in exchange solely for the issuance of the Acquiring Fund's shares to your fund and the assumption of all of your fund's liabilities by the Acquiring Fund, followed by the distribution of the Acquiring Fund's shares in complete liquidation of your fund, will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each fund will be a "party to a reorganization" within the meaning of
        Section 368(b) of the Code;

    o No gain or loss will be recognized by your fund upon (1) the transfer of all of its assets to the Acquiring Fund as described above or (2) the distribution by your fund of the Acquiring Fund's shares to your fund's shareholders in complete liquidation of your fund, except for (A) any gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) any gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of your fund's taxable year or upon the transfer of an asset of your fund regardless of whether such transfer would otherwise be a non-recognition transaction under the Code;

    o The tax basis in the hands of the Acquiring Fund of the assets of your fund transferred in the Reorganization will be the same as the tax basis of the assets in the hands of your fund immediately before the transfer of the assets, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the transfer;

    o The holding period of each asset of your fund in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which that asset was held by your fund (except where investment activities of the Acquiring Fund will have the effect of reducing or eliminating the holding period with respect to an asset);

    o No gain or loss will be recognized by the Acquiring Fund upon its receipt of your fund's assets solely in exchange for shares of the Acquiring Fund and the assumption of your fund's liabilities;

    o You will not recognize gain or loss upon the exchange of your shares for shares of the Acquiring Fund as part of the Reorganization;

    o The aggregate tax basis of Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the shares of your fund you surrender in the exchange; and

    o The holding period of Acquiring Fund shares you receive in the Reorganization will include the holding period of the shares of your fund that you surrender in the exchange, provided that you hold the shares of your fund as capital assets on the date of the exchange.

    In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of your fund and the Acquiring Fund. The condition that each fund receives such an opinion may not be waived by either fund.

    No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

    Immediately prior to the Reorganization, your fund will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund's shareholders all of your fund's investment company taxable income (computed without regard to the dividends-paid deduction), all of its net tax-exempt income, and all of its net capital gain (after deduction for any available capital loss carryover) for taxable years ending on or prior to the Closing. The amount of such distribution to the shareholders of your fund is estimated as of July 31, 2014 to be as set forth in the table below. The amount set forth in the table below is an estimate based on your fund's income and capital gains expected to be realized as if its taxable year ended on the Closing Date. Amounts actually distributed to shareholders immediately prior to the Reorganization may be higher or lower than the amounts set forth in the table below.

--------------------------------------------------------------------------------
Fund                                            Distribution Amount (per share)
--------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund     $0.089
--------------------------------------------------------------------------------

    Such distributions will generally result in taxable income to you.

    The foregoing discussion is very general and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                         CLASSES OF SHARES OF THE FUNDS

   The table below provides information regarding the characteristics and fee structure of Class A, Class C and Class Y shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

-------------------------------------------------------------------------------------------------------------
Class A sales        The Class A shares of each Pioneer Fund have the same characteristics and fee structure.
charges and fees
                     o  Class A shares are offered with an initial sales charge up to 5.75% of the offering price, which is reduced or waived for large purchases and certain types of investors. At the time of your purchase, your investment firm may receive a commission from PFD, each Pioneer Fund's distributor, of up to 5%, declining as the size of your investment increases.

                     o  There are no contingent deferred sales charges, except in certain circumstances when no initial sales charge is charged.

                     o  Class A shares are subject to distribution and service (12b-1) fees of up to
                        0.25% of average daily net assets. These fees are paid out of a Pioneer Fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.
-------------------------------------------------------------------------------------------------------------
Class C sales        The Class C shares of each Pioneer Fund have the same characteristics and fee structure.
charges and fees
                     o  Class C shares are offered without an initial sales charge.

                     o  Class C shares are subject to a contingent deferred sales charge of 1% if you sell your shares within one year of purchase. Your investment firm may receive a commission from PFD, each Pioneer Fund's distributor, at the time of your purchase of up to 1%.

                     o  Class C shares are subject to distribution and service (12b-1) fees of up to 1%
                        of average daily net assets. These fees are paid out of a Pioneer Fund's assets on an ongoing basis. Over time these fees will increase the cost of investments and may cost more than other types of sales charges.

                     o  Class C shares do not convert to another share class.

                     o  The maximum purchase amount (per transaction) for Class C Shares is $499,999.
-------------------------------------------------------------------------------------------------------------
Class Y sales        The Class Y shares of each Pioneer Fund have the same characteristics and fee structure.
charges and fees
                     o  Class Y shares are offered without an initial sales charge.

                     o  Class Y shares are not subject to a contingent deferred sales charge.

                     o  Class Y shares are not subject to distribution and service (12b-1) fees.

                     o  Initial investments are subject to a $5 million investment minimum, which may be waived in some circumstances.
-------------------------------------------------------------------------------------------------------------

               BUYING, SELLING AND EXCHANGING SHARES OF THE FUNDS

   The table below provides information regarding how to buy, sell and exchange shares of the Pioneer Funds. The policies disclosed below apply to each Pioneer Fund.

-------------------------------------------------------------------------------------------------------------
                                     Buying, Selling and Exchanging Shares
-------------------------------------------------------------------------------------------------------------
Buying shares           You may buy shares from any investment firm that has a sales agreement or other arrangement with PFD, the Pioneer Funds' distributor.

                        You can buy shares at net asset value per share plus any applicable sales charge.

                        The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the fund's transfer agent. Consult your investment professional for more information.

                        Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of fund shares.

                        You may use securities you own to purchase shares of a Pioneer Fund provided that
                        Pioneer, in its sole discretion, determines that the securities are consistent with a Pioneer Fund's objective and policies and their acquisition is in the best interests of a Pioneer Fund.

                        If you have an existing non-retirement account, you may purchase shares of a Pioneer
                        Fund by telephone or online. Certain IRAs also may use the telephone purchase privilege.
-------------------------------------------------------------------------------------------------------------
Minimum initial         Your initial investment must be at least $1,000 for Class A or Class C shares
investment              and at least $5 million for Class Y shares. Additional investments must be at least $100 for Class A shares, $500 for Class C shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. There is no minimum additional investment amount for Class Y shares.
-------------------------------------------------------------------------------------------------------------
Maximum purchase        Purchases of each Pioneer Fund shares are limited to $499,999 for Class C
amounts                 shares. These limits are applied on a per transaction basis. There is no maximum purchase for Class A or Class Y shares.
-------------------------------------------------------------------------------------------------------------
Exchanging shares       You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

                        Your exchange request must be for at least $1,000. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

                        You generally will have to pay income taxes on an exchange.

                        After you establish an eligible fund account, you can exchange shares of a Pioneer
                        Fund by telephone or online.
-------------------------------------------------------------------------------------------------------------
Selling shares          Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds.

                        If you have any eligible non-retirement, account, you may sell up to
                        $100,000 per account per day by telephone or online. You may sell shares of a
                        Pioneer Fund held in a retirement plan account by telephone only if your account is an eligible IRA (tax penalties may apply).
-------------------------------------------------------------------------------------------------------------
Net asset value         Each Pioneer Fund's net asset value is the value of its portfolio of securities plus any other assets minus its accrued operating expenses and other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes
                        (normally 4:00 p.m. Eastern time).

                        You buy or sell shares at the share price. When you buy Class A shares, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge. When you sell Class A or Class C shares, you may pay a contingent deferred sales charge depending on how long you have owned your shares.
-------------------------------------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment adviser

Pioneer, as each fund's investment adviser, selects the fund's investments and oversees the fund's operations.

Pioneer is an indirect, wholly owned subsidiary of UniCredit S.P.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of June 30, 2014, assets under management were approximately $252 billion worldwide, including over $72 billion in assets under management by Pioneer (and its U.S. affiliates).

Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109.

The firm's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.

Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of each Pioneer Fund's Board of Trustees, to hire and terminate a subadviser that is not affiliated with Pioneer (an "unaffiliated subadviser") or to materially modify an existing subadvisory contract with an unaffiliated subadviser for the Pioneer Fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any unaffiliated subadviser.

Portfolio managers

Day-to-day management of the Acquiring Fund's portfolio will be the responsibility of the following members of Pioneer's fund-of-funds team:

John O'Toole is the Head of Multi-Asset Fund Solutions at Pioneer. Mr. O'Toole is responsible for the management of asset allocation portfolios and the full range of multi-asset products (fund of funds, segregated accounts and unit-linked). As a member of the Strategy Committee, he formulates top-down, macro asset allocation positioning. In addition, the Multi-Asset Fund Solutions team is responsible for strategy selection across all asset classes, as well as manager appraisal and selection in the construction of multi-asset and multi-manager portfolios. Mr. O'Toole joined Pioneer in 2005. Mr. O'Toole has worked in the investment industry since 1995.

Paul Weber leads the Fund Research and Manager Selection team. Prior to joining the team in 2004, Mr. Weber worked on special projects with the Portfolio Analytics team. Mr. Weber's primary areas of coverage include equity strategies in Japan as well as global asset allocation strategies. Mr. Weber has a secondary focus on global bonds, European and Asian equity strategies. Mr. Weber joined Pioneer in 2002.

Salvatore Buono is Head of Strategy Alignment and Structured Products within the Multi-Asset Fund Solutions team. In his role, he has oversight of portfolio positioning ensuring alignment of investment strategies across a broad range of products. Mr. Buono also oversees the trade management process, including liquidity and risk assessments for all proposed investment strategies. Mr. Buono joined Pioneer in 2008.

The statement of additional information to this Information Statement/Prospectus provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the fund.

Distributor and transfer agent

Pioneer Funds Distributor, Inc. is each Pioneer Fund's distributor. Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is each Pioneer Fund's transfer agent. Each Pioneer Fund compensates the distributor and the transfer agent for their services. The distributor and the transfer agent are affiliates of Pioneer.

Disclosure of portfolio holdings

Each Pioneer Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the fund's statement of additional information.

Pricing of shares

Net Asset Value

Each Pioneer Fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each Pioneer Fund calculates net asset value for each class of shares every day the New York Stock Exchange open when regular trading closes (normally 4:00 p.m. Eastern time). If the New York Stock Exchange closes at another time, the fund will calculate a net asset value for each class of shares as of the actual closing time. On days when the New York Stock Exchange is closed for trading, including certain holidays listed in the statement of additional information, a net asset value is not calculated. The fund's most recent net asset value is available on the fund's website, us.pioneerinvestments.com.

Each Pioneer Fund generally values its equity securities and certain derivative instruments that are traded on an exchange using the last sale price on the principal exchange on which they are traded. Equity securities that are not traded on the date of valuation, or securities for which no last sale prices are available, are valued at the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale, bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

Each Pioneer Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

To the extent that a Pioneer Fund invests in shares of other mutual funds that are not traded on an exchange, such shares of other mutual funds are valued at their net asset values as provided by those funds. The prospectuses for those funds explain the circumstances under which those funds will use fair value pricing methods and the effects of using fair value pricing methods.

Each Pioneer Fund generally values debt securities and certain derivative instruments by using the prices supplied by independent third party pricing services. A pricing service may use market prices or quotations from one or more brokers or other sources, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service.

Each Pioneer Fund values short-term fixed income securities with remaining maturities of 60 days or less at amortized cost, unless circumstances indicate that using this method would not reflect an investment's value.

The valuations of securities traded in non-U.S. markets and certain fixed income securities will generally be determined as of the earlier closing time of the markets on which they primarily trade. When a Pioneer Fund holds securities or other assets that are denominated in a foreign currency, the fund will normally use the currency exchange rates as of 3:00 p.m. (Eastern time). Non-U.S. markets are open for trading on weekends and other days when a Pioneer Fund does not price its shares. Therefore, the value of a Pioneer Fund's shares may change on days when you will not be able to purchase or redeem fund shares.

When independent third party pricing services are unable to supply prices for an investment, or when prices or market quotations are considered by Pioneer to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers. When such prices or quotations are not available, or when they are considered by Pioneer to be unreliable, the Pioneer Fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. The Pioneer Fund also may use fair value methods if it is determined that a significant event has occurred between the time at which a price is determined and the time at which the fund's net asset value is calculated. Because the fund may invest in securities rated below investment grade -- some of which may be thinly traded and for which prices may not be readily available or may be unreliable -- the Pioneer Fund may use fair value methods more frequently than funds that primarily invest in securities that are more widely traded. Valuing securities using fair value methods may cause the net asset value of the Pioneer Fund's shares to differ from the net asset value that would be calculated only using market prices.

The prices used by each Pioneer Fund to value its securities may differ from the amounts that would be realized if these securities were sold and these differences may be significant, particularly for securities that trade in relatively thin markets and/or markets that experience extreme volatility.

Distribution and service arrangements

Distribution Plan

Each Pioneer Fund has adopted a distribution plan for its Class A and Class C shares in accordance with Rule 12b-1 under the 1940 Act. Under each plan, a Pioneer Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

Additional Payments to Financial Intermediaries

Your financial intermediary may receive compensation from a Pioneer Fund, Pioneer and its affiliates for the sale of a Pioneer Fund's shares and related services. Compensation may include sales commissions and distribution and service (Rule 12b-1) fees, as well as compensation for administrative services and transaction processing.

Pioneer and its affiliates may make additional payments to your financial intermediary. These payments may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of a Pioneer Fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets, which may include profits derived from services provided to a Pioneer Fund, or from the retention of a portion of sales charges or distribution and service fees. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary's costs.

The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than in the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

Initial Sales Charge (Class A Shares Only)

You pay the offering price (the net asset value per share plus any initial sales charge) when you buy Class A shares unless you qualify to purchase shares at net asset value. You pay a lower sales charge as the size of your investment increases. You do not pay a sales charge when you reinvest dividends or capital gain distributions paid by a Pioneer Fund.

                                  Sales Charges for Class A Shares
-----------------------------------------------------------------------------------------
                                           Sales charge as % of
-----------------------------------------------------------------------------------------
Amount of Purchase                               Offering price     Net amount invested
-----------------------------------------------------------------------------------------
Less than $50,000                                          5.75                    6.10
-----------------------------------------------------------------------------------------
$50,000 but less than $100,000                             4.50                    4.71
-----------------------------------------------------------------------------------------
$100,000 but less than $250,000                            3.50                    3.63
-----------------------------------------------------------------------------------------
$250,000 but less than $500,000                            2.50                    2.56
-----------------------------------------------------------------------------------------
$500,000 or more                                            -0-                     -0-
-----------------------------------------------------------------------------------------

The dollar amount of the sales charge is the difference between the offering price of the shares purchased (based on the applicable sales charge in the table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding methodology, the dollar amount of the sales charge as a percentage of the offering price and of the net amount invested for any particular purchase of Pioneer Fund shares may be higher or lower due to rounding.

Reduced sales charges

You may qualify for a reduced Class A sales charge if you own or are purchasing shares of Pioneer mutual funds. The investment levels required to obtain a reduced sales charge are commonly referred to as "breakpoints." Pioneer offers two principal means of taking advantage of breakpoints in sales charges for aggregate purchases of Class A shares of the Pioneer funds over time if:

    o The amount of shares you own of the Pioneer funds plus the amount you are investing now is at least $50,000 (Rights of accumulation)

    o You plan to invest at least $50,000 over the next 13 months (Letter of intent)

Rights of accumulation

If you qualify for rights of accumulation, your sales charge will be based on the combined value (at the current offering price) of all your Pioneer mutual fund shares, the shares of your spouse and the shares of any children under the age of 21.

Letter of intent

You can use a letter of intent to qualify for reduced sales charges in two situations:

    o If you plan to invest at least $50,000 (excluding any reinvestment of dividends and capital gain distributions) in a Pioneer Fund's Class A shares during the next 13 months

    o If you include in your letter of intent the value (at the current offering price) of all of your Class A shares of a Pioneer Fund and Class A or Class C shares of all other Pioneer mutual fund shares held of record in the amount used to determine the applicable sales charge for Pioneer Fund shares you plan to buy

Completing a letter of intent does not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of the 13-month period (or when you sell your shares, if earlier), the distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). Any share class for which no sales charge is paid cannot be included under the letter of intent. For more information regarding letters of intent, please contact your investment professional or obtain and read the statement of additional information.

Qualifying for a reduced Class A sales charge

In calculating your total account value in order to determine whether you have met sales charge breakpoints, you can include your Pioneer mutual fund shares, those of your spouse and the shares of any children under the age of 21. Pioneer will use each fund's current offering price to calculate your total account value. Certain trustees and fiduciaries may also qualify for a reduced sales charge.

To receive a reduced sales charge, you or your investment professional must, at the time of purchase, notify the distributor of your eligibility. In order to verify your eligibility for a discount, you may need to provide your investment professional or the fund with information or records, such as account numbers or statements, regarding shares of the fund or other Pioneer mutual funds held in all accounts by you, your spouse or children under the age of 21 with that investment professional or with any other financial intermediary. Eligible accounts may include joint accounts, retirement plan accounts, such as IRA and 401k accounts, and custodial accounts, such as ESA, UGMA and UTMA accounts.

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

For this purpose, Pioneer mutual funds include any fund for which the distributor is principal underwriter and, at the distributor's discretion, may include funds organized outside the U.S. and managed by Pioneer or an affiliate.

You can locate information regarding the reduction or waiver of sales charges, in a clear and prominent format and free of charge, on Pioneer's website at www.pioneerinvestments.com. The website includes hyperlinks that facilitate access to this information.

Class A purchases at a reduced initial sales charge or net asset value are also available to:

Group plans if the sponsoring organization:

   o   recommends purchases of Pioneer mutual funds to,

   o   permits solicitation of, or

   o   facilitates purchases by its employees, members or participants.

Class A purchases at net asset value

You may purchase Class A shares at net asset value (without a sales charge) as follows. If you believe you qualify for any of the Class A sales charge waivers discussed below, contact your investment professional or the distributor. You are required to provide written confirmation of your eligibility. You may not resell these shares except to or on behalf of the fund. Investments of $500,000 or more and certain retirement plans. You do not pay a sales charge when you purchase Class A shares if you are investing $500,000 or more, are a participant in an employer-sponsored retirement plan with at least $500,000 in total plan assets or are a participant in certain employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets. However, you may pay a contingent deferred sales charge if you sell your Class A shares within 12 months of purchase. The sales charge is equal to 1% of your investment or your sale proceeds, whichever is less.

Class A purchases at net asset value are available to:

   o   Current or former trustees and officers of a Pioneer Fund;

   o Partners and employees of legal counsel to the Pioneer Funds (at the time of initial share purchase);

   o Directors, officers, employees or sales representatives of Pioneer and its affiliates (at the time of initial share purchase);

   o Directors, officers, employees or sales representatives of any subadviser or a predecessor adviser (or their affiliates) to any investment company for which Pioneer serves as investment adviser (at the time of initial share purchase);

   o Officers, partners, employees or registered representatives of broker-dealers (at the time of initial share purchase) which have entered into sales agreements with the distributor;

   o Employees of Regions Financial Corporation and its affiliates (at the time of initial share purchase);

   o   Members of the immediate families of any of the persons above;

   o Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons;

   o   Insurance company separate accounts;

   o Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor;

   o Other funds and accounts for which Pioneer or any of its affiliates serves as investment adviser or manager;

   o Investors in connection with certain reorganization, liquidation or acquisition transactions involving other investment companies or personal holding companies;

   o   Certain unit investment trusts;

   o Participants in employer-sponsored retirement plans with at least $500,000 in total plan assets;

   o Participants in employer-sponsored retirement plans with accounts established with Pioneer on or before March 31, 2004 with 100 or more eligible employees or at least $500,000 in total plan assets;

   o Participants in Optional Retirement Programs if (i) your employer has authorized a limited number of mutual funds to participate in the program, (ii) all participating mutual funds sell shares to program participants at net asset value, (iii) your employer has agreed in writing to facilitate investment in Pioneer mutual funds by program participants and (iv) the program provides for a matching contribution for each participant contribution;

   o Participants in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer;

   o Individuals receiving a distribution consisting of Class Y shares of a Pioneer fund from a trust, fiduciary, custodial or other similar account who purchase Class A shares of the same Pioneer fund within 90 days of the date of the distribution;

   o Investors purchasing shares pursuant to the reinstatement privilege applicable to Class A shares; and

   o Shareholders of record (i.e., shareholders whose shares are not held in the name of a broker or an omnibus account) on the date of the reorganization of a predecessor Safeco fund into a corresponding Pioneer fund, shareholders who owned shares in the name of an omnibus account provider on that date that agrees with the fund to distinguish beneficial holders in the same manner, and retirement plans with assets invested in the predecessor Safeco fund on that date.

In addition, Class A shares may be purchased at net asset value through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include the Pioneer funds in their program without the imposition of a sales charge. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Such mutual fund programs include certain self-directed brokerage services accounts held through qualified intermediaries that may or may not charge participating investors transaction fees.

Contingent deferred sales charges (CDSCs)

Class A shares

Purchases of Class A shares of $500,000 or more, or by participants in a group plan which were not subject to an initial sales charge, may be subject to a contingent deferred sales charge upon redemption. A contingent deferred sales charge is payable to the distributor in the event of a share redemption within 12 months following the share purchase at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. However, the contingent deferred sales charge is waived for redemptions of Class A shares purchased by an employer-sponsored retirement plan that has at least $500,000 in total plan assets (or that has 1,000 or more eligible employees for plans with accounts established with Pioneer on or before March 31, 2004).

Class C shares

You buy Class C shares at net asset value per share without paying an initial sales charge. However, if you sell your Class C shares within one year of purchase, upon redemption you will pay the distributor a contingent deferred sales charge of 1% of the current market value or the original cost of the shares you are selling, whichever is less.

Paying the contingent deferred sales charge (CDSC)

Several rules apply for calculating CDSCs so that you pay the lowest possible CDSC.

   o The CDSC is calculated on the current market value or the original cost of the shares you are selling, whichever is less

   o You do not pay a CDSC on reinvested dividends or distributions Shares purchased prior to December 1, 2004 remain subject to the contingent deferred sales charges in effect at the time you purchased those shares. Shares purchased as part of an exchange or acquired as a result of the shares you are selling, whichever is less

   o   You do not pay a CDSC on reinvested dividends or distributions

   o If you sell only some of your shares, the transfer agent will first sell your shares that are not subject to any CDSC and then the shares that you have owned the longest

   o You may qualify for a waiver of the CDSC normally charged. See "Waiver or reduction of contingent deferred sales charges"

Waiver or reduction of contingent deferred sales charges

It is your responsibility to confirm that your investment professional has notified the distributor of your eligibility for a reduced sales charge at the time of sale. If you or your investment professional do not notify the distributor of your eligibility, you will risk losing the benefits of a reduced sales charge.

The distributor may waive or reduce the CDSC for Class A shares that are subject to a CDSC or for Class C shares if:

   o The distribution results from the death of all registered account owners or a participant in an employer-sponsored plan. For UGMAs, UTMAs and trust accounts, the waiver applies only upon the death of all beneficial owners;

   o You become disabled (within the meaning of Section 72 of the Internal Revenue Code) after the purchase of the shares being sold. For UGMAs, UTMAs and trust accounts, the waiver only applies upon the disability of all beneficial owners;

   o The distribution is made in connection with limited automatic redemptions as described in "Systematic withdrawal plans" (limited in any year to 10% of the value of the account in the fund at the time the withdrawal plan is established);

   o The distribution is from any type of IRA, 403(b) or employer-sponsored plan described under Section 401(a) or 457 of the Internal Revenue Code and, in connection with the distribution, one of the following applies:

       - It is part of a series of substantially equal periodic payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established);

       - It is a required minimum distribution due to the attainment of age 70 1/2, in which case the distribution amount may exceed 10% (based solely on total plan assets held in Pioneer mutual funds);

       - It is rolled over to or reinvested in another Pioneer mutual fund in the same class of shares, which will be subject to the CDSC of the shares originally held; or

       - It is in the form of a loan to a participant in a plan that permits loans (each repayment applied to the purchase of shares will be subject to a CDSC as though a new purchase);

   o The distribution is to a participant in an employer-sponsored retirement plan described under Section 401(a) of the Internal Revenue Code or to a participant in an employer-sponsored 403(b) plan or employer-sponsored 457 plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary and (ii) all participants in the plan who purchase shares of a Pioneer mutual fund do so through a single broker, dealer or other financial intermediary designated by your employer and is or is in connection with:

       -  A return of excess employee deferrals or contributions;

       - A qualifying hardship distribution as described in the Internal Revenue Code;

       -  Due to retirement or termination of employment;

       - From a qualified defined contribution plan and represents a participant's directed transfer, provided that this privilege has been preauthorized through a prior agreement with the distributor regarding participant directed transfers;

   o The distribution is made pursuant to the fund's right to liquidate or involuntarily redeem shares in a shareholder's account;

   o   The distribution is made to pay an account's advisory or custodial fees;
       or

   o The distributor does not pay the selling broker a commission normally paid at the time of the sale.

Buying, exchanging and selling shares

Opening your account

You may open an account by completing an account application and sending it to the transfer agent by mail or by fax. Please call the transfer agent to obtain an account application. Certain types of accounts, such as retirement accounts, have separate applications.

Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

Call or write to the transfer agent for account applications, account options forms and other account information:

Pioneer Investment Management
Shareholder Services, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014
Telephone 1-800-225-6292

Please note that there may be a delay in receipt by the transfer agent of applications submitted by regular mail to a post office address.

Each Pioneer Fund is generally available for purchase in the United States, Puerto Rico, Guam, American Samoa and the U.S. Virgin Islands. Except to the extent otherwise permitted by the Pioneer Funds' distributor, the Pioneer Funds will only accept accounts from U.S. citizens with a U.S. address (including an APO or FPO address) or resident aliens with a U.S. address (including an APO or FPO address) and a U.S. tax payer identification number.

Identity verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the fund to identify you.

A Pioneer Fund may close your account if we cannot adequately verify your identity. The redemption price will be the net asset value on the date of redemption.

Investing through financial intermediaries and retirement plans

If you invest in a Pioneer Fund through your financial intermediary or through a retirement plan, the options and services available to you may be different from those discussed in this Information Statement / Prospectus. Shareholders investing through financial intermediaries, programs sponsored by financial intermediaries and retirement plans may only purchase funds and classes of shares that are available. When you invest through an account that is not in your name, you generally may buy and sell shares and complete other transactions only through the account. Ask your investment professional or financial intermediary for more information.

Additional conditions may apply to your investment in a Pioneer Fund, and the investment professional or intermediary may charge you a transaction-based, administrative or other fee for its services. These conditions and fees are in addition to those imposed by the Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

Share prices for transactions

If you place an order to purchase, exchange or sell shares with the transfer agent or an authorized agent by the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), the share price for your transaction will be based on the net asset value determined as of the close of regular trading on the New York Stock Exchange on that day (plus or minus any applicable sales charges). If your order is placed with the transfer agent or an authorized agent after the close of regular trading on the New York Stock Exchange, or your order is not in good order, the share price will be based on the net asset value next determined after your order is received in good order by the fund or authorized agent. The authorized agent is responsible for transmitting your order to the fund in a timely manner.

Good order means that:

   o   You have provided adequate instructions

   o   There are no outstanding claims against your account

   o   There are no transaction limitations on your account

   o If you have any fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

   o   Your request includes a signature guarantee if you:

       - Are selling over $100,000 or exchanging over $500,000 worth of shares

       -  Changed your account registration or address within the last 30 days

       - Instruct the transfer agent to mail the check to an address different from the one on your account

       - Want the check paid to someone other than the account's record owner(s)

       - Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

Transaction limitations

Your transactions are subject to certain limitations, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of a redemption. See "Excessive trading."

Buying, exchanging and selling shares

Buying

You may buy a Pioneer Fund's shares from any financial intermediary that has a sales agreement or other arrangement with the distributor.

You can buy shares at net asset value per share plus any applicable sales charge. The distributor may reject any order until it has confirmed the order in writing and received payment. Normally, your financial intermediary will send your purchase request to the Pioneer Fund's transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of shares of a Pioneer Fund.

Minimum investment amounts

Class A and Class C shares

Your initial investment must be at least $1,000. Additional investments must be at least $100 for Class A shares and $500 for Class C shares.

You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. A Pioneer Fund may waive the initial or subsequent investment minimums. Minimum investment amounts may be waived for, among other things, share purchases made through certain mutual fund programs (e.g., asset based fee program accounts) sponsored by qualified intermediaries, such as broker-dealers and investment advisers, that have entered into an agreement with Pioneer.

Class Y shares

Your initial investment in Class Y shares must be at least $5 million. This amount may be invested in one or more of the Pioneer mutual funds that currently offer Class Y shares. There is no minimum additional investment amount. A Pioneer Fund may waive the initial investment amount.

Waiver of the minimum investment amount for Class Y

The fund will accept an initial investment of less than $5 million if:

(a) The investment is made by a trust company or bank trust department which is initially investing at least $1 million in any of the Pioneer mutual funds and, at the time of the purchase, such assets are held in a fiduciary, advisory, custodial or similar capacity over which the trust company or bank trust department has full or shared investment discretion; or

(b) The investment is at least $1 million in any of the Pioneer mutual funds and the purchaser is an insurance company separate account; or

(c) The account is not represented by a broker-dealer and the investment is made by (1) an ERISA-qualified retirement plan that meets the requirements of Section 401 of the Internal Revenue Code, (2) an employer-sponsored retirement plan that meets the requirements of Sections 403 or 457 of the Internal Revenue Code, (3) a private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code or (4) an endowment or other organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code; or

(d) The investment is made by an employer-sponsored retirement plan established for the benefit of (1) employees of Pioneer or its affiliates, or (2) employees or the affiliates of broker-dealers who have a Class Y shares sales agreement with the distributor; or

(e) The investment is made through certain mutual fund programs sponsored by qualified intermediaries, such as broker-dealers and investment advisers. In each case, the intermediary has entered into an agreement with Pioneer to include Class Y shares of the Pioneer mutual funds in their program. The intermediary provides investors participating in the program with additional services, including advisory, asset allocation, recordkeeping or other services. You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs may also offer their clients other classes of shares of the funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class; or

(f) The investment is made by another Pioneer fund

The fund reserves the right to waive the initial investment minimum in other circumstances.

Maximum purchase amounts

Purchases of shares of a Pioneer Fund are limited to $499,999 for Class C shares. This limit is applied on a per transaction basis. Class A and Class Y shares are not subject to a maximum purchase amount.

Retirement plan accounts

You can purchase shares of a Pioneer Fund through tax-deferred retirement plans for individuals, businesses and tax-exempt organizations.

Your initial investment for most types of retirement plan accounts must be at least $250. Additional investments for most types of retirement plans must be at least $100.

You may not use the account application accompanying this prospectus to establish a Pioneer retirement plan. You can obtain retirement plan applications from your investment firm or by calling the Retirement Plans Department at 1-800-622-0176.

How to buy shares

Through your investment firm

Normally, your investment firm will send your purchase request to the Pioneer Funds' distributor and/or transfer agent. Consult your investment professional for more information. Your investment firm receives a commission from the distributor, and may receive additional compensation from Pioneer, for your purchase of shares of a Pioneer Fund.

By phone or online

You can use the telephone or online purchase privilege if you have an existing non-retirement account. Certain IRAs can use the telephone purchase privilege. If your account is eligible, you can purchase additional fund shares by phone or online if:

   o   You established your bank account of record at least 30 days ago

   o   Your bank information has not changed for at least 30 days

   o You are not purchasing more than $100,000 worth of shares per account per day

   o   You can provide the proper account identification information

When you request a telephone or online purchase, the transfer agent will electronically debit the amount of the purchase from your bank account of record. The transfer agent will purchase shares of the Pioneer Fund for the amount of the debit at the offering price determined after the transfer agent receives your telephone or online purchase instruction and good funds. It usually takes three business days for the transfer agent to receive notification from your bank that good funds are available in the amount of your investment.

In writing, by mail

You can purchase shares of a Pioneer Fund for an existing fund account by mailing a check to the transfer agent. Make your check payable to the Pioneer Fund. Neither initial nor subsequent investments should be made by third party check, travelers check, or credit card check. Your check must be in U.S. dollars and drawn on a U.S. bank. Include in your purchase request the Pioneer Fund's name, the account number and the name or names in the account registration.

By wire (Class Y shares only)

If you have an existing (Class Y shares only) account, you may wire funds to purchase shares. Note, however, that:

   o State Street Bank must receive your wire no later than 11:00 a.m. Eastern time on the business day after the Pioneer Fund receives your request to purchase shares

   o If State Street Bank does not receive your wire by 11:00 a.m. Eastern time on the next business day, your transaction will be canceled at your expense and risk

   o Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank

   o   Wire transfers may be restricted on holidays and at certain other times

Instruct your bank to wire funds to:
Receiving Bank:                              State Street Bank and Trust Company
                                             225 Franklin Street
                                             Boston, MA 02101
                                             ABA Routing No. 011000028


For further credit to:                       Shareholder Name
                                             Existing Pioneer Account No.
                                             [Name of Pioneer Fund]

The transfer agent must receive your account application before you send your initial check or federal funds wire. In addition, you must provide a bank wire address of record when you establish your account.

Exchanging

You may, under certain circumstances, exchange your shares for shares of the same class of another Pioneer mutual fund.

Your exchange request must be for at least $1,000. Each Pioneer Fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. Shares you acquire as part of an exchange will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

Before you request an exchange, consider each fund's investment objective and policies as described in the fund's prospectus. You generally will have to pay income taxes on an exchange.

Same-fund exchange privilege

Certain shareholders may be eligible to exchange their shares for the Pioneer Fund's Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

How to exchange shares

Through your investment firm

Normally, your investment firm will send your exchange request to the Pioneer Fund's transfer agent. Consult your investment professional for more information about exchanging your shares.

By phone or online

After you establish an eligible fund account, you can exchange shares of a Pioneer Fund by phone or online if:

   o You are exchanging into an existing account or using the exchange to establish a new account, provided the new account has a registration identical to the original account

   o   The fund into which you are exchanging offers the same class of shares

   o You are not exchanging more than $500,000 worth of shares per account per day

   o   You can provide the proper account identification information

In writing, by mail or by fax

You can exchange shares of a Pioneer Fund by mailing or faxing a letter of instruction to the transfer agent. You can exchange shares of a Pioneer Fund directly through the Pioneer Fund only if your account is registered in your name. However, you may not fax an exchange request for more than $500,000. Include in your letter:

   o   The name and signature of all registered owners

   o A signature guarantee for each registered owner if the amount of the exchange is more than $500,000

   o The name of the Pioneer Fund out of which you are exchanging and the name of the fund into which you are exchanging

   o   The class of shares you are exchanging

   o   The dollar amount or number of shares you are exchanging

Selling

Your shares will be sold at the share price (net asset value less any applicable sales charge) next calculated after the Pioneer Fund or its authorized agent, such as a broker-dealer, receives your request in good order. If a signature guarantee is required, you must submit your request in writing.

If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Each Pioneer Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. Normally you will be paid within seven days. If you recently sent a check to purchase the shares being sold, the Pioneer Fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date.

If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

You generally will have to pay income taxes on a sale.

If you must use a written request to exchange or sell your shares and your account is registered in the name of a corporation or other fiduciary you must include the name of an authorized person and a certified copy of a current corporate resolution, certificate of incumbency or similar legal document showing that the named individual is authorized to act on behalf of the record owner.

How to sell shares

Through your investment firm

Normally, your investment firm will send your request to sell shares to the Pioneer Funds' transfer agent. Consult your investment professional for more information. Each Pioneer Fund has authorized the distributor to act as its agent in the repurchase of fund shares from qualified investment firms. Each Pioneer Fund reserves the right to terminate this procedure at any time.

By phone or online

If you have an eligible non-retirement account, you may sell up to $100,000 per account per day by phone or online. You may sell shares of a Pioneer Fund held in a retirement plan account by phone only if your account is an eligible IRA (tax penalties may apply). You may not sell your shares by phone or online if you have changed your address (for checks) or your bank information (for wires and transfers) in the last 30 days.

You may receive your sale proceeds:

   o By check, provided the check is made payable exactly as your account is registered

   o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record

For Class Y shares, shareholders may sell up to $5 million per account per day if the proceeds are directed to your bank account of record ($100,000 per account per day if the proceeds are not directed to your bank account of record).

In writing, by mail or by fax

You can sell some or all of your shares of a Pioneer Fund by writing directly to the Pioneer Fund only if your account is registered in your name. Include in your request your name, the name of the Pioneer Fund, your fund account number, the class of shares to be sold, the dollar amount or number of shares to be sold and any other applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.

How to contact Pioneer

By phone

For information or to request a telephone transaction between 8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a shareholder services representative call 1-800-225-6292

To request a transaction using FactFone(SM) call
1-800-225-4321

By mail
Send your written instructions to:
Pioneer Investment Management
Shareholder Services, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Pioneer website
www.pioneerinvestments.com

By fax
Fax your exchange and sale requests to:
1-800-225-4240

Account options

See the account application form for more details on each of the following services or call the transfer agent for details and availability.

Telephone transaction privileges

If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer Funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. If a Pioneer Fund's confirmation procedures are followed, neither the fund nor its agents will bear any liability for these transactions.

Online transaction privileges

If your account is registered in your name, you may be able to buy, exchange or sell fund shares online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

To establish online transaction privileges:

   o   For new accounts, complete the online section of the account application

   o For existing accounts, complete an account options form, write to the transfer agent or complete the online authorization screen at www.pioneerinvestments.com.

To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Each Pioneer Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.

Automatic investment plans

You can make regular periodic investments in a Pioneer Fund by setting up monthly bank drafts, government allotments, payroll deductions, a Pioneer Investomatic Plan and other similar automatic investment plans. Automatic investments may be made only through U.S. banks. You may use an automatic investment plan to establish a Class A share account with a small initial investment. If you have a Class C share account and your balance is at least $1,000, you may establish an automatic investment plan.

Pioneer Investomatic Plan

If you establish a Pioneer Investomatic Plan, the transfer agent will make a periodic investment in shares of a Pioneer Fund by means of a preauthorized electronic funds transfer from your bank account. Your plan investments are voluntary. You may discontinue your plan at any time or change the plan's dollar amount, frequency or investment date by calling or writing to the transfer agent. You should allow up to 30 days for the transfer agent to establish your plan.

Automatic exchanges

You can automatically exchange your shares of a Pioneer Fund for shares of the same class of another Pioneer mutual fund. The automatic exchange will begin on the day you select when you complete the appropriate section of your account application or an account options form. In order to establish automatic exchange:

   o   You must select exchanges on a monthly or quarterly basis

   o Both the originating and receiving accounts must have identical registrations

   o   The originating account must have a minimum balance of $5,000

You may have to pay income taxes on an exchange.

Distribution options

Each Pioneer Fund offers three distribution options. Any shares of a Pioneer Fund you buy by reinvesting distributions will be priced at the applicable net asset value per share.

   (1) Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Pioneer Fund will automatically be invested in additional fund shares.

   (2) You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

   (3) You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

Options (2) and (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

If you are under 59 1/2, taxes and tax penalties may apply.

If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution option on your account to option (1) until you request a different option in writing. If the amount of a distribution check would be less than $10, the Pioneer Fund may reinvest the amount in additional shares of the fund instead of sending a check. Additional shares of the Pioneer Fund will be purchased at the then-current net asset value.

Directed dividends

You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

Systematic withdrawal plans

When you establish a systematic withdrawal plan for your account, the transfer agent will sell the number of fund shares you specify on a periodic basis and the proceeds will be paid to you or to any person you select. You must obtain a signature guarantee to direct payments to another person after you have established your systematic withdrawal plan. Payments can be made either by check or by electronic transfer to a U.S. bank account you designate.

To establish a systematic withdrawal plan:

   o Your account must have a total value of at least $10,000 when you establish your plan

   o   You must request a periodic withdrawal of at least $50

   o You may not request a periodic withdrawal of more than 10% of the value of any Class C share account (valued at the time the plan is implemented)

These requirements do not apply to scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs and certain retirement plans.

Systematic sales of fund shares may be taxable transactions for you. While you are making systematic withdrawals from your account, you may pay unnecessary initial sales charges on additional purchases of Class A shares or contingent deferred sales charges.

Direct deposit

If you elect to take dividends or dividends and capital gain distributions in cash, or if you establish a systematic withdrawal plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account.

Voluntary tax withholding

You may have the transfer agent withhold 28% of the dividends and capital gain distributions paid from your fund account (before any reinvestment) and forward the amount withheld to the Internal Revenue Service as a credit against your federal income taxes. Voluntary tax withholding is not available for retirement plan accounts or for accounts subject to backup withholding.

Shareholder services and policies

Excessive trading

Frequent trading into and out of a Pioneer Fund can disrupt portfolio management strategies, harm the Pioneer Fund's performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Pioneer Fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then-current fair market value of those holdings. Each Pioneer Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pioneer Fund's shares to be excessive for a variety of reasons, such as if:

   o You sell shares within a short period of time after the shares were purchased;

   o You make two or more purchases and redemptions within a short period of time;

   o You enter into a series of transactions that indicate a timing pattern or strategy; or

   o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

Each Pioneer Fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by investors in the Pioneer Fund. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to a Pioneer Fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the shareholders of the Pioneer Fund.

While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pioneer Fund may be adversely affected. Frequently, shares of a Pioneer Fund are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

Each Pioneer Fund may reject a purchase or exchange order before its acceptance or the issuance of shares. Each Pioneer Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the Pioneer Fund believes are requested on behalf of market timers. Each Pioneer Fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the Pioneer Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order had been accepted and an investment made in the fund. A Pioneer Fund and its shareholders do not incur any gain or loss as a result of a rejected order. Each Pioneer Fund may impose further restrictions on trading activities by market timers in the future.

To limit the negative effects of excessive trading, each Pioneer Fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from a Pioneer Fund, that investor shall be prevented (or "blocked") from purchasing shares of the Pioneer Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the Pioneer Fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to Pioneer Cash Reserves Fund or Pioneer Multi-Asset Ultrashort Income Fund.

We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the Pioneer Funds' policy described above or the intermediaries' own policies or restrictions designed to limit excessive trading of shares of a Pioneer Fund. However, we do not impose this policy at the omnibus account level.

Purchases pursuant to the reinstatement privilege (for Class A shares) are subject to this policy.

Purchases in kind

You may use securities you own to purchase shares of a Pioneer Fund provided that Pioneer, in its sole discretion, determines that the securities are consistent with the Pioneer Fund's objective and policies and their acquisition is in the best interests of the Pioneer Fund. If the fund accepts your securities, they will be valued for purposes of determining the number of shares of the Pioneer Fund to be issued to you in the same way the fund will value the securities for purposes of determining its net asset value. For federal income tax purposes, you may be taxed in the same manner as if you sold the securities that you use to purchase shares of the Pioneer Fund for cash in an amount equal to the value of the shares of the Pioneer Fund that you purchase. Your broker may also impose a fee in connection with processing your purchase of shares of a Pioneer Fund with securities.

Reinstatement privilege (Class A shares)

If you recently sold all or part of your Class A shares, you may be able to reinvest all or part of your sale proceeds without a sales charge in Class A shares of any Pioneer mutual fund. To qualify for reinstatement:

   o You must send a written request to the transfer agent no more than 90 days after selling your shares and

   o The registration of the account in which you reinvest your sale proceeds must be identical to the registration of the account from which you sold your shares.

Purchases pursuant to the reinstatement privilege are subject to limitations on investor transactions, including the limitation on the purchase of a Pioneer Fund's shares within 30 calendar days of redemption. See "Excessive trading."

When you elect reinstatement, you are subject to the provisions outlined in the selected the Pioneer Fund's prospectus, including the fund's minimum investment requirement. Your sale proceeds will be reinvested in shares of the Pioneer Fund at the Class A net asset value per share determined after the transfer agent receives your written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of your sale of shares of a Pioneer Fund, and special tax rules may apply if you elect reinstatement. Consult your tax adviser for more information.

Pioneer website

www.pioneerinvestments.com

The website includes a full selection of information on mutual fund investing.

You can also use the website to get:

   o   Your current account information

   o   Prices, returns and yields of all publicly available Pioneer mutual funds

   o Prospectuses, statements of additional information and shareowner reports for all the Pioneer mutual funds

   o   A copy of Pioneer's privacy notice

If you or your investment firm authorized your account for the online transaction privilege, you may buy, exchange and sell shares online.

FactFone(SM) 1-800-225-4321
You can use FactFone(SM) to:

   o   Obtain current information on your Pioneer mutual fund accounts

   o Inquire about the prices and yields of all publicly available Pioneer mutual funds

   o Make computer-assisted telephone purchases, exchanges and redemptions for your fund accounts

   o   Request account statements

If you plan to use FactFone(SM) to make telephone purchases and redemptions, first you must activate your personal identification number and establish your bank account of record. If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM).

If your account is registered in the name of a broker-dealer or other third party, you may not be able to use FactFone(SM) to obtain account information.

Household delivery of fund documents

With your consent, Pioneer may send a single proxy statement, prospectus and shareowner report to your residence for you and any other member of your household who has an account with a Pioneer Fund. If you wish to revoke your consent to this practice, you may do so by notifying Pioneer, by phone or in writing (see "How to contact us"). Pioneer will begin mailing separate proxy statements, prospectuses and shareowner reports to you within 30 days after receiving your notice.

Confirmation statements

The transfer agent maintains an account for each investment firm or individual shareowner and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur, except automatic investment plan transactions, which are confirmed quarterly. If you have more than one Pioneer mutual fund account registered in your name, the Pioneer combined account statement will be mailed to you each quarter.

Tax information

Early each year, each Pioneer Fund will mail you information about the tax status of the dividends and distributions paid to you by the Pioneer Fund.

Tax information for IRA rollovers

In January (or by the applicable Internal Revenue Service deadline) following the year in which you take a reportable distribution, the transfer agent will mail you a tax form reflecting the total amount(s) of distribution(s) received by the end of January.

Privacy

Each Pioneer Fund has a policy designed to protect the privacy of your personal information. A copy of Pioneer's privacy notice was given to you at the time you opened your account. Each Pioneer Fund will send you a copy of the privacy notice each year. You may also obtain the privacy notice by calling the transfer agent or through Pioneer's website.

Signature guarantees and other requirements

You are required to obtain a signature guarantee when:

   o   Requesting certain types of exchanges or sales of shares of a Pioneer
       Fund

   o   Redeeming shares for which you hold a share certificate

   o   Requesting certain types of changes for your existing account

You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

The Pioneer funds generally accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. A Pioneer Fund may accept other forms of guarantee from financial intermediaries in limited circumstances.

Fiduciaries and corporations are required to submit additional documents to sell shares of a Pioneer Fund.

Minimum account size

The fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, each Pioneer Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

Telephone and website access

You may have difficulty contacting a Pioneer Fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or Internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to access www.pioneerinvestments.com or reach a Pioneer Fund by telephone, you should communicate with the Pioneer Fund in writing.

Share certificates

The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

Other policies

Each Pioneer Fund and the distributor reserve the right to:

   o reject any purchase or exchange order for any reason, without prior notice

   o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

   o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the Securities and Exchange Commission

Each Pioneer Fund reserves the right to:

   o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, or when the Securities and Exchange Commission determines an emergency or other circumstances exist that make it impracticable for the Pioneer Fund to sell or value its portfolio securities, or otherwise as permitted by the rules of or by the order of the Securities and Exchange Commission

   o redeem in kind by delivering to you portfolio securities owned by the Pioneer Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

   o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. A Pioneer Fund may do this by deducting the fee from your distribution of dividends and/or by redeeming fund shares to the extent necessary to cover the fee

   o close your account after a period of inactivity, as determined by state law, and transfer your shares to the appropriate state

Dividends, capital gains and taxes

Dividends and capital gains

Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in December.

Each Pioneer Fund generally pays dividends from any net investment income in December.

Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the Pioneer Fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund shortly before a dividend or other distribution, generally you will pay a higher price per share and, unless you are exempt from tax, you will pay taxes on the amount of the distribution whether you reinvest the distribution in additional shares or receive it as cash.

Taxes

You will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from a Pioneer Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from a Pioneer Fund's net capital gains (if any) are considered long-term capital gains and are generally taxable to noncorporate shareholders at rates of up to 20%. Distributions from a Pioneer Fund's net short-term capital gains are generally taxable as ordinary income. Other dividends are taxable either as ordinary income or, in general, if paid from the Pioneer Fund's "qualified dividend income" and if certain conditions, including holding period requirements, are met by the Pioneer Fund and the shareholder, as qualified dividend income taxable to noncorporate shareholders at U.S. federal income tax rates of up to 20%.

"Qualified dividend income" generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Pioneer Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

A portion of dividends received from a Pioneer Fund (but none of the Pioneer Fund's capital gain distributions) may qualify for the dividends-received deduction for corporations. To the extent that a Pioneer Fund pays dividends attributable to income received by it from underlying fixed income funds, these dividends generally will not qualify for the dividends-received deduction for corporations or for any favorable U.S. federal income tax rate available to noncorporate shareholders on qualified dividend income.

Each Pioneer Fund will report to shareholders annually the U.S. federal income tax status of all fund distributions.

If a Pioneer Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

Sales and exchanges generally will be taxable transactions to shareowners. When you sell or exchange shares of a Pioneer Fund you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder's net investment income.

You must provide your social security number or other taxpayer identification number to the Pioneer Fund along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the Pioneer Fund will apply "backup withholding" tax on your dividends and other distributions, sale proceeds and any other payments to you that are subject to backup withholding. The backup withholding rate is 28%.

You should ask your tax adviser about any federal, state, local and foreign tax considerations relating to an investment in the fund. You may also consult the Pioneer Fund's statement of additional information for a more detailed discussion of the U.S. federal income tax considerations that may affect the Pioneer Fund and its shareowners.

                              FINANCIAL HIGHLIGHTS

    The financial highlights table helps you understand the Acquiring Fund's financial performance for the past five years and for any recent semiannual period.

    Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that you would have earned or lost on an investment in Class A, Class C or Class Y shares of the Acquiring Fund (assuming reinvestment of all dividends and distributions).

    For financial statement purposes with respect to the Reorganization, the Acquiring Fund will be the accounting survivor of the Reorganization. As the accounting survivor, the Acquiring Fund's operating history will be used for financial reporting purposes after consummation of the Reorganization.

    The information below, except for the financial highlights for the six months ended January 31, 2014 and indicated below, has been audited by Ernst & Young LLP, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.

Financial Highlights

Pioneer Ibbotson Growth Allocation Fund

                                                               Six Months
                                                               Ended         Year       Year        Year       Year       Year
                                                               1/31/14       Ended      Ended       Ended      Ended      Ended
                                                               (unaudited)   7/31/13    7/31/12     7/31/11    7/31/10    7/31/09
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                           $  12.32      $  10.75   $  11.09    $   9.77   $   8.74   $  11.50
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                   $   0.14      $   0.17   $   0.14    $   0.12   $   0.11   $   0.19
   Net realized and unrealized gain (loss) on investments          0.51          1.57      (0.29)       1.33       1.10      (2.14)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations             $   0.65      $   1.74   $  (0.15)   $   1.45   $   1.21   $  (1.95)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                       $  (0.19)     $  (0.17)  $  (0.19)   $  (0.13)  $  (0.18)  $  (0.04)
   Net realized gain                                                 --            --         --          --         --      (0.77)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                             $  (0.19)     $  (0.17)  $  (0.19)   $  (0.13)  $  (0.18)  $  (0.81)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                     $   0.46      $   1.57   $  (0.34)   $   1.32   $   1.03   $  (2.76)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  12.78      $  12.32   $  10.75    $  11.09   $   9.77   $   8.74
====================================================================================================================================
Total return*                                                      5.21%**      16.40%     (1.31)%     14.85%     13.90%    (15.49)%
Ratio of net expenses to average net assets+                       0.66%***      0.69%      0.76%       0.76%      0.79%      0.79%
Ratio of net investment income to average net assets+              2.15%***      1.50%      1.29%       1.11%      1.12%      2.24%
Portfolio turnover rate                                               4%***         6%         7%         12%        11%        49%
Net assets, end of period (in thousands)                       $154,711      $149,586   $134,988    $140,979   $125,433   $111,447
Ratios with no waivers of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
   Total expenses                                                  0.66%***      0.69%      0.76%       0.76%      0.80%      0.89%
   Net investment income                                           2.15%***      1.50%      1.29%       1.11%      1.11%      2.14%
====================================================================================================================================

(a) Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Not annualized.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

*** Annualized.

                                                                  Six Months
                                                                  Ended        Year      Year       Year      Year      Year
                                                                  1/31/14      Ended     Ended      Ended     Ended     Ended
                                                                  (unaudited)  7/31/13   7/31/12    7/31/11   7/31/10   7/31/09
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                              $ 11.65      $ 10.18   $ 10.50    $  9.26   $  8.30   $  10.99
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                      $  0.09      $  0.09   $  0.06    $  0.04   $  0.04   $   0.11
   Net realized and unrealized gain (loss) on investments            0.48         1.48     (0.27)      1.26      1.04      (2.03)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.57      $  1.57   $ (0.21)   $  1.30   $  1.08   $  (1.92)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.12)     $ (0.10)  $ (0.11)   $ (0.06)  $ (0.12)  $     --
   Net realized gain                                                   --           --        --         --        --      (0.77)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                $ (0.12)     $ (0.10)  $ (0.11)   $ (0.06)  $ (0.12)  $  (0.77)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.45      $  1.47   $ (0.32)   $  1.24   $  0.96   $  (2.69)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 12.10      $ 11.65   $ 10.18    $ 10.50   $  9.26   $   8.30
==================================================================================================================================
Total return*                                                        4.85%**     15.58%    (1.91)%    14.10%    13.08%    (16.08)%
Ratio of net expenses to average net assets+                         1.35%***     1.40%     1.46%      1.46%     1.51%      1.57%
Ratio of net investment income to average net assets+                1.48%***     0.78%     0.59%      0.40%     0.40%      1.44%
Portfolio turnover rate                                                 4%***        6%        7%        12%       11%        49%
Net assets, end of period (in thousands)                          $58,426      $53,032   $45,570    $48,586   $43,087   $ 36,602
Ratios with no waivers of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    1.35%***     1.40%     1.46%      1.46%     1.51%      1.60%
   Net investment income                                             1.48%***     0.78%     0.59%      0.40%     0.40%      1.40%
==================================================================================================================================

(a) Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Not annualized.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

*** Annualized.

                                                                  Six Months
                                                                  Ended        Year      Year       Year      Year      Year
                                                                  1/31/14      Ended     Ended      Ended     Ended     Ended
                                                                  (unaudited)  7/31/13   7/31/12    7/31/11   7/31/10   7/31/09
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                              $ 12.56      $ 10.95   $ 11.45    $ 10.07   $  9.00   $ 11.64
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (a)                                      $  0.18      $  0.20   $  0.17    $  0.17   $  0.15   $  0.20
   Net realized and unrealized gain (loss) on investments            0.50         1.61     (0.44)      1.37      1.14     (1.97)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                $  0.68      $  1.81   $ (0.27)   $  1.54   $  1.29   $ (1.77)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          $ (0.21)     $ (0.20)  $ (0.23)   $ (0.16)  $ (0.22)  $ (0.10)
   Net realized gain                                                   --           --        --         --        --     (0.77)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareowners                                $ (0.21)     $ (0.20)  $ (0.23)   $ (0.16)  $ (0.22)  $ (0.87)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                        $  0.47      $  1.61   $ (0.50)   $  1.38   $  1.07   $ (2.64)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                    $ 13.03      $ 12.56   $ 10.95    $ 11.45   $ 10.07   $  9.00
=================================================================================================================================
Total return*                                                        5.38%**     16.70%    (2.28)%    15.39%    14.33%   (13.68)%
Ratio of net expenses to average net assets+                         0.34%***     0.44%     0.50%      0.36%     0.39%     0.39%
Ratio of net investment income to average net assets+                2.71%***     1.71%     1.60%      1.58%     1.54%     2.44%
Portfolio turnover rate                                                 4%***        6%        7%        12%       11%       49%
Net assets, end of period (in thousands)                          $ 1,232      $ 1,314   $ 2,012    $ 1,947   $ 2,508   $ 1,614
Ratios with no waivers of fees and assumption of expenses by the
   Adviser and no reduction for fees paid indirectly:
   Total expenses                                                    0.34%***     0.44%     0.50%      0.36%     0.39%     0.39%
   Net investment income                                             2.71%***     1.71%     1.60%      1.58%     1.54%     2.44%
=================================================================================================================================

(a) Calculated using average shares outstanding for the period.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Not annualized.

+ In addition to the expenses which the Fund bears directly, the Fund indirectly bears pro rata shares of the expenses of the funds in which the Fund invests. Because each of the underlying funds bears its own varying expense levels and because the Fund may own differing proportions of each fund at different times, the amount of expenses incurred indirectly by the Fund will vary from time to time.

*** Annualized.

                    OWNERSHIP OF SHARES OF THE PIONEER FUNDS

    As of [ ], 2014, the Trustees and officers of each Pioneer Fund owned in the aggregate less than 1% of the outstanding shares of a Pioneer Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Pioneer Fund as of [ ], 2014.

-----------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Aggressive Allocation Fund
-----------------------------------------------------------------------------------------------------------
Record Holder                                  Share Class       Number of Shares        Percent of Class
-----------------------------------------------------------------------------------------------------------
                                                 Class A
-----------------------------------------------------------------------------------------------------------
                                                Class B(1)
-----------------------------------------------------------------------------------------------------------
                                                 Class C
-----------------------------------------------------------------------------------------------------------
                                                 Class Y
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Pioneer Ibbotson Growth Allocation Fund
-----------------------------------------------------------------------------------------------------------
Record Holder                                  Share Class       Number of Shares        Percent of Class
-----------------------------------------------------------------------------------------------------------
                                                 Class A
-----------------------------------------------------------------------------------------------------------
                                                Class B(1)
-----------------------------------------------------------------------------------------------------------
                                                 Class C
-----------------------------------------------------------------------------------------------------------
                                                 Class Y
-----------------------------------------------------------------------------------------------------------

(1) Class B shares of each Fund will be converted to Class A shares of the Acquired Fund on November 10, 2014, prior to the Closing Date.

                                    AUDITORS

    The financial highlights and financial statements of each Pioneer Fund for the past five fiscal years and any semi-annual period, as applicable, are incorporated by reference into this Information Statement/Prospectus. The Pioneer Funds' financial highlights and financial statements for the previous five years ended July 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given their authority as experts in accounting and auditing. Ernst & Young LLP resigned as the independent registered public accounting firm of each Pioneer Fund upon completion of the audit of each Pioneer Fund's financial statements for the fiscal year ended July 31, 2013. Deloitte & Touche LLP has been appointed to serve as each Pioneer Fund's independent registered public accounting firm for the fiscal year ending July 31, 2014.

                             AVAILABLE INFORMATION

    You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-225-6292 for more information about a Pioneer Fund, to request copies of a Pioneer Fund's statement of additional information and shareowner reports, and to make other inquiries.

    Visit our website www.pioneerinvestments.com

    Each Pioneer Fund makes available its statement of additional information and shareholder reports, free of charge, on the Pioneer Funds' website at www.pioneerinvestments.com. You also may find other information and updates about Pioneer and each Pioneer Fund, including Pioneer Fund performance information, on the Pioneer Funds' website.

    Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

    Statement of additional information. The statement of additional information of each Pioneer Fund provides more detailed information about the fund.

    You can also review and copy each Pioneer Fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information. The Commission charges a fee for copies. You can get the same information free from the Commission's EDGAR database on the Internet (http://www.sec.gov). You may also email requests for these documents to publicinfo@sec.gov or make a request in writing to the Commission's Public Reference Section, Washington, D.C. 20549-1520.

                                                               27970-00-0814 PRO

           EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF REORGANIZATION

    This AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of the [ ] day of [ ], by and between Pioneer Ibbotson Asset Allocation Series, a Delaware statutory trust (the "Trust"), on behalf of its series, Pioneer Ibbotson Growth Allocation Fund (the "Acquiring Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and the Trust, on behalf of its series, Pioneer Ibbotson Aggressive Allocation Fund (the "Acquired Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and, solely for purposes of paragraph 9.2 hereof, Pioneer Investment Management, Inc. ("Pioneer" or the "Acquiring Fund Adviser"). The Acquiring Fund and the Acquired Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

    This Agreement is intended to constitute a plan of a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder. The reorganization (the "Reorganization") will consist of (1) the transfer of all of the assets of the Acquired Fund to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class C and Class Y shares of beneficial interest of the Acquiring Fund (collectively, the "Acquiring Fund Shares" and each, an "Acquiring Fund Share") to the Acquired Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund on the closing date of the Reorganization (the "Closing Date"), and (2) the distribution by the Acquired Fund, on or promptly after the Closing Date as provided herein, of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

    WHEREAS, the Trust is a registered investment company classified as a management company of the open-end type.

    WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest.

    WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Acquired Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

    NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE ACQUIRED FUND.

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund will transfer all of its assets as set forth in Paragraph 1.2 (the "Acquired Assets") to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the "Securities Act"), liens for taxes not yet due and contractual restrictions on the transfer of the Acquired Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue to the Acquired Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value ("NAV") equal to the NAV of the Acquired Fund attributable to the corresponding class of the Acquired Fund's shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume all of the liabilities and obligations of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the "Assumed Liabilities"). Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

    1.2 (a) The Acquired Assets shall consist of all of the Acquired Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Acquired Fund or the Trust in respect of the Acquired Fund, all other intangible property owned by the Acquired Fund, originals or copies of all books and records of the Acquired Fund, and all other assets of the Acquired Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Acquired Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") promulgated thereunder to the extent such records pertain to the Acquired Fund.

    (b) The Acquired Fund has provided the Acquiring Fund with a list of all of the Acquired Fund's securities and other assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Acquired Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Acquired Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Acquired Fund contained herein or in the Acquired Fund Tax Representation Certificate (as defined below) and made in connection with the issuance of the tax opinion provided for in Paragraph 8.4 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

    1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

    1.4 On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Trust shall liquidate the Acquired Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to Paragraph 1.1 hereof. Each Acquired Fund Shareholder shall receive the number of full and fractional Acquiring Fund Shares of the class corresponding to each class of shares of beneficial interest in the Acquired Fund (the "Acquired Fund Shares") held by such Acquired Fund Shareholder that have, in each case, an aggregate NAV equal to the aggregate NAV of the Acquired Fund Shares of the applicable class held of record by such Acquired Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the Acquired Fund instructing the Acquiring Fund to transfer the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund's transfer agent in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Acquired Fund Shareholders. The Acquired Fund shall promptly provide the Acquiring Fund with evidence of such liquidation and distribution. All issued and outstanding Acquired Fund Shares will simultaneously be cancelled on the books of the Acquired Fund, and the Acquired Fund will be dissolved. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

    1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Any certificates representing ownership of Acquired Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Acquired Fund Shares.

    1.6 Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

    1.7 Any reporting responsibility of the Trust with respect to the Acquired Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, or other documents with the Commission, any state securities commissions, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  VALUATION

    2.1 The NAV per share of each class of the Acquiring Fund Shares and the NAV per share of each class of the Acquired Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the "Valuation Time"). The Acquiring Fund Adviser shall compute the NAV per Acquiring Fund Share in the manner set forth in the Trust's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Acquiring Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall compute the NAV per share of the Acquired Fund in the manner set forth in the Declaration, or By-Laws, and the Acquired Fund's then-current prospectus and statement of additional information. The Acquiring Fund Adviser shall confirm to the Acquiring Fund the NAV of the Acquired Fund.

    2.2 The number of shares of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Assets and the assumption of the Assumed Liabilities shall be determined by the Acquiring Fund Adviser by dividing the NAV of the Acquired Fund attributable to each class of the Acquired Fund's shares, as determined in accordance with Paragraph 2.1, by the NAV of an Acquiring Fund Share of the corresponding class, as determined in accordance with Paragraph 2.1.

    2.3 The Acquiring Fund and the Acquired Fund shall cause the Acquiring Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Acquiring Fund Adviser or its agents in accordance with its regular practice as pricing agent for the Acquiring Fund and the Acquired Fund.

3.  CLOSING AND CLOSING DATE

    3.1 The Closing Date shall be [ ], or such other earlier or later date as the parties may agree. All acts necessary to consummate the Reorganization (the "Closing") shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

    3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Acquired Fund Custodian") as record holder for the Acquired Fund shall be presented by the Acquired Fund to Brown Brothers

Harriman & Co. (the "Acquiring Fund Custodian") for examination no later than three (3) business days preceding the Closing Date. Such portfolio securities shall be delivered by the Acquired Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Acquired Fund Custodian in book-entry form on behalf of the Acquired Fund shall be delivered by the Acquired Fund Custodian through the Depository Trust Company to the Acquiring Fund Custodian and by the Acquiring Fund Custodian recording the beneficial ownership thereof by the Acquiring Fund on the Acquiring Fund Custodian's records. Any cash shall be delivered by the Acquired Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Acquired Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

    3.3 The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Acquired Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Acquired Assets.

    3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Acquired Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Board of the Trust with respect to the Acquiring Fund and the Acquired Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later date as may be mutually agreed in writing by an authorized officer of each party.

    3.5 The Acquired Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and U.S. federal tax withholding statuses of the Acquired Fund Shareholders (and any certificates reflecting that information) and the number and percentage ownership of outstanding Acquired Fund Shares owned by each Acquired Fund Shareholder as of the Valuation Time, certified by the President or Vice President or a Secretary or Assistant Secretary of the Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Acquired Fund Shareholders, (b) provided by the Acquired Fund Custodian, or (c) derived from the Trust's records by such officers or one of the Trust's service providers. The Acquiring Fund shall issue and deliver to the Acquired Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

    4.1 Except as set forth on Schedule 4.1 of this Agreement, the Trust, on behalf of the Acquired Fund, represents, warrants and covenants to the Acquiring Fund as follows:

        (a) The Acquired Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquired Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

        (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

        (c) The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement on behalf of the Acquired Fund will not result in a material violation of, any provision of the Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquired Fund to which the Trust, on behalf of the Acquired Fund, is a party or by which the Acquired Fund or any of its assets are bound;

        (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of the Acquired Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquired Fund's business. The Acquired Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquired Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Acquired Fund;

        (e) All material contracts or other commitments of the Acquired Fund (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) will terminate at or prior to the Closing Date and no such termination will result in liability to the Acquired Fund (or the Acquiring Fund);

        (f) The Statement of Assets and Liabilities of the Acquired Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended July 31, 2013, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquired Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Acquired Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Acquired Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Acquired Fund has been disclosed or is required to be disclosed in the Acquired Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Acquired Fund that will be required to be disclosed in the Acquiring Fund's Form N-CSR after the Closing Date;

        (g) Since the most recent fiscal year end, except as specifically disclosed in the Acquired Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the six-month period ended January 31, 2014, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquired Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Acquired Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquired Fund's portfolio, a decline in net assets of the Acquired Fund as a result of redemptions or the discharge of Acquired Fund liabilities shall not constitute a material adverse change;

        (h) The Acquired Fund is a separate series of the Trust treated as a separate corporation from each other series of the Trust under Section 851(g) of the Code. For each taxable year of its existence, including the taxable year ending on the Closing Date, the Acquired Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, the Acquired Fund will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, such that the Acquired Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending on or before the Closing Date. For each calendar year (including the calendar year that includes the Closing Date), the Acquired Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending on or before the Closing Date, and for the calendar year that includes the Closing Date, such Acquired Fund will not have any unpaid tax liability under Section 4982 of the Code;

        (i) All issued and outstanding Acquired Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Acquired Fund. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares;

        (j) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Assets, and full right, power and authority to sell, assign, transfer and deliver the Acquired Assets to the Acquiring Fund, and, upon delivery and payment for the Acquired Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

        (k) The Trust has the trust power and authority, on behalf of the Acquired Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Acquiring Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (l) The information to be furnished by the Trust, on behalf of the Acquired Fund, to the Acquiring Fund for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Acquired Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

        (m) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Trust or the Acquired Fund, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

        (n) The provisions of the Trust's Declaration, the Trust's By-Laws and Delaware law do not require the shareholders of the Acquired Fund to approve this Agreement or the transactions contemplated herein in order for the Trust or the Acquired Fund to consummate the transactions contemplated herein;

        (o) All of the issued and outstanding Acquired Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

        (p) The current prospectus and statement of additional information of the Acquired Fund and any amendments or supplements thereto did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

        (q) The Acquired Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquired Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquired Fund. All advertising and sales material currently used by the Acquired Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission promulgated thereunder, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquired Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

        (r) Neither the Acquired Fund nor, to the knowledge of the Acquired Fund, any "affiliated person" of the Acquired Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquired Fund, has any affiliated person of the Acquired Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

        (s) The tax representation certificate to be delivered by the Trust on behalf of the Acquired Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 (the "Acquired Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

    4.2 Except as set forth on Schedule 4.2 of this Agreement, the Trust, on behalf of the Acquiring Fund, represents, warrants and covenants to the Acquired Fund, as follows:

        (a) The Acquiring Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform its obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

        (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

        (c) The current prospectus and statement of additional information of the Acquiring Fund and any amendment or supplement thereto, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission promulgated thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (d) The Trust's registration statement on Form N-1A with respect to the Acquiring Fund that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

        (e) The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement on behalf of the Acquiring Fund will not result in a material violation of, any provisions of the Declaration or By-Laws of the Trust or any material agreement, indenture, instrument, contract, lease or other undertaking with respect to the Acquiring Fund to which the Trust, on behalf of the Acquiring Fund, is a party or by which the Acquiring Fund or any of its assets is bound;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund's business. Neither the Trust nor the Acquiring Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Acquiring Fund's business or its ability to consummate the transactions contemplated herein;

        (g) The Statement of Assets and Liabilities of the Acquiring Fund, and the related Statements of Operations and Changes in Net Assets, as of and for the fiscal year ended July 31, 2013 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

        (h) Since the most recent fiscal year end, except as specifically disclosed in the Acquiring Fund's prospectus or its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended January 31, 2014 there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (h) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund's portfolio, a decline in net assets of the Acquiring Fund as a result of redemptions or the discharge of Acquiring Fund liabilities shall not constitute a material adverse change;

        (i) The Acquiring Fund is a separate series of the Trust treated as a separate corporation from each other series of the Trust under Section 851(g) of the Code. For each taxable year of its existence ending before the Closing Date, the Acquiring Fund has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code. On or before the Closing Date, the Acquiring Fund will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt interest income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code) after reduction by any available capital loss carryforwards, and (b) any other amounts as necessary, in each case for all of its tax periods ending before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 561 of the Code, such that the Acquiring Fund will have no unpaid tax liability under Section 852 of the Code for any tax period ending before the Closing Date. For each calendar year ending before the Closing Date, the Acquired Fund will have made such distributions on or before the Closing Date as are necessary so that for all calendar years ending before the Closing Date the Acquiring Fund will not have any unpaid tax liability under Section 4982 of the Code. The Acquiring Fund expects to satisfy the requirements of Subchapter M of the Code for treatment as a regulated investment company and to be eligible for such treatment for its taxable year that includes the Closing Date;

        (j) The authorized capital of the Acquiring Fund consists of an unlimited number of shares of beneficial interest, no par value per share. As of the Closing Date, the Acquiring Fund will be authorized to issue an unlimited number of shares of beneficial interest, no par value per share. The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

        (k) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

        (l) The Trust has the trust power and authority, on behalf of the Acquiring Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Trust, on behalf of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished in writing by the Trust, on behalf of the Acquiring Fund, for use in applications for orders, registration statements and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

        (n) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by this Agreement by the Trust or the Acquiring Fund, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act and the rules and regulations of the Commission thereunder, state securities laws and the Hart-Scott-Rodino Act;

        (o) The Acquiring Fund currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with all investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Trust with respect to the Acquiring Fund. All advertising and sales material currently used by the Acquiring Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Acquiring Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

        (p) Neither the Acquiring Fund nor, to the knowledge of the Acquiring Fund, any "affiliated person" of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Acquiring Fund, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

        (q) The tax representation certificate to be delivered by the Trust, on behalf of the Acquiring Fund, to Bingham McCutchen LLP at the Closing pursuant to Paragraph 6.3 (the "Acquiring Fund Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.  COVENANTS OF THE FUNDS

    The Acquired Fund and the Acquiring Fund, respectively, hereby further covenant as follows:

    5.1 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Acquired Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement;

    5.2 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Acquired Fund Shares.

    5.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement;

    5.4 The Acquired Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Acquired Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Acquired Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Trust's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Trust, on behalf of the Acquired Fund, shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Trust; and

    5.5 Neither Fund shall take any action that is inconsistent with the representations set forth herein or, with respect to the Acquired Fund or Trust, in the Acquired Fund Tax Representation Certificate and, with respect to the Acquiring Fund or Trust, in the Acquiring Fund Tax Representation Certificate. Unless otherwise required pursuant to a "determination" within the meaning of
Section 1313(a) of the Code, the parties hereto shall treat and report the Reorganization as a reorganization within the meaning of Section 368(a) of the Code and shall not take any position inconsistent with such treatment.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquired Fund in writing:

    6.1 All representations and warranties by the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate of the Trust, on behalf of the Acquiring Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Acquiring Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 6 has been met, and as to such other matters as the Acquired Fund shall reasonably request;

    6.3 The Trust, on its own behalf and on behalf of the Acquiring Fund, shall have delivered to Bingham McCutchen LLP an Acquiring Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Fund, concerning certain tax-related matters; and

    6.4 With respect to the Acquiring Fund, the Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

    7.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 The Acquired Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Acquired Fund pursuant to Paragraph 5.4, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Trust's Treasurer or Assistant Treasurer;

    7.3 The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Trust, on behalf of the Acquired Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust made in this Agreement on behalf of the Acquired Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 has been met, and as to such other matters as the Acquiring Fund shall reasonably request;

    7.4 The Trust, on its own behalf and on behalf of the Acquired Fund, shall have delivered to Bingham McCutchen LLP an Acquired Fund Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Acquiring Fund and the Acquired Fund, concerning certain tax-related matters; and

    7.5 With respect to the Acquired Fund, the Board of Trustees of the Trust shall have determined that the Reorganization is in the best interests of the Acquired Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.  FURTHER CONDITIONS PRECEDENT

    If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.2 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

    8.3 The registration statement on Form N-14 filed in connection with this Agreement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the registration statement shall have been issued and, to the knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

    8.4 The parties shall have received an opinion of Bingham McCutchen LLP, satisfactory to the Acquired Fund and the Acquiring Fund and subject to customary assumptions and qualifications, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Acquiring Fund Tax Representation Certificate and the Acquired Fund Tax Representation Certificate, for federal income tax purposes (i) the Reorganization will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Acquired Fund and the Acquiring Fund will be a "party to a reorganization" within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Acquired Fund on the transfer of the Acquired Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in
Section 1297(a) of the Code, and (C) any other gain or loss that may be required to be recognized as a result of the closing of the Acquired Fund's taxable year or upon the transfer of an asset regardless of whether such transfer would otherwise be a non-recognition transaction under the Code; (iii) the tax basis in the hands of the Acquiring Fund of the Acquired Assets will be the same as the tax basis of such Acquired Assets in the hands of the Acquired Fund immediately prior to the transfer thereof, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Acquired Fund on the transfer; (iv) the holding period of each Acquired Asset in the hands of the Acquiring Fund, other than assets with respect to which gain or loss is required to be recognized in the Reorganization, will include the period during which the Acquired Asset was held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating the holding period with respect to an asset); (v) no gain or loss will be recognized by the Acquiring Fund upon its receipt of the Acquired Assets solely in exchange for Acquiring Fund Shares and the assumption of the Assumed Liabilities; (vi) no gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of all of their Acquired Fund Shares for Acquiring Fund Shares as part of the Reorganization; (vii) the aggregate tax basis of the Acquiring Fund Shares that each Acquired Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund Shares exchanged therefor; (viii) each Acquired Fund Shareholder's holding period for the Acquiring Fund Shares received in the Reorganization will include the holding period for the Acquired Fund Shares exchanged therefor, provided that the Acquired Fund Shareholder held such Acquired Fund Shares as capital assets on the date of exchange. Notwithstanding anything in this Agreement to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.4.

    8.5 The Trust, on behalf of the Acquired Fund, shall have distributed to the Acquired Fund Shareholders, in a distribution or distributions qualifying for the deduction for dividends paid under Section 561 of the Code, all of the Acquired Fund's investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to Section 852(b)(2)(D) of the
Code) for its taxable year ending on the Closing Date, all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ending on the Closing Date, and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, for its taxable year ending on the Closing Date.

9.  BROKERAGE FEES AND EXPENSES

    9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    9.2 The parties have been informed by Pioneer that it will pay 50% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Each of the Acquired Fund and the Acquiring Fund agrees to pay 25% of the expenses incurred in connection with the Reorganization (including, but not limited to, the preparation of the registration statement on Form N-14). Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in a failure by either Fund to qualify for treatment as a "regulated investment company" within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(b) of the Code or otherwise result in the imposition of tax on either Fund or on either Fund's shareholders.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 The Acquiring Fund and the Acquired Fund each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

    10.2 The covenants to be performed after the Closing by both the Acquiring Fund and the Acquired Fund shall survive the Closing. The representations and warranties and all other covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11. TERMINATION

    11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Acquired Fund. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

        (a) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund's shareholders; or

        (b) by resolution of the Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquired Fund's shareholders.

    11.2 In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund or the Acquired Fund, or the trustees or officers of the Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13. NOTICES

    Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Trust at 60 State Street, Boston, Massachusetts 02109.

14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

    14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 ss. 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                                   * * * * *

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.

Attest:                                          Pioneer Ibbotson Asset Allocation Series,
                                                 on behalf of its series,
                                                 Pioneer Ibbotson Growth Allocation Fund

By: _____________________________________        By: _____________________________________
Name:                                            Name:
Title:                                           Title:

Attest:                                          Pioneer Ibbotson Asset Allocation Series,
                                                 on behalf of its series,
                                                 Pioneer Ibbotson Aggressive Allocation Fund

By: _____________________________________        By: _____________________________________
Name:                                            Name:
Title:                                           Title:



Attest:                                          Solely for purposes of paragraph 9.2 of the Agreement:
                                                 Pioneer Investment Management, Inc.

By:______________________________________        By:__________________________________
Name:                                            Name:
Title:                                           Title

                                  SCHEDULE 4.1

                                  SCHEDULE 4.2

                           This page for your notes.

                           This page for your notes.

                   SUBJECT TO COMPLETION, DATED [    ], 2014

                    PIONEER IBBOTSON GROWTH ALLOCATION FUND
           (to be renamed Pioneer Multi-Asset Allocator Growth Fund)

                                60 State Street
                          Boston, Massachusetts 02109

                      STATEMENT OF ADDITIONAL INFORMATION

                              ______________, 2014

    This Statement of Additional Information is not a prospectus. It should be read in conjunction with the related combined Information Statement and Prospectus (also dated ______________, 2014) which covers Class A, Class C and Class Y shares of Pioneer Ibbotson Growth Allocation Fund to be issued in exchange for corresponding shares of Pioneer Ibbotson Aggressive Allocation Fund. Please retain this Statement of Additional Information for further reference. The Prospectus is available to you from Pioneer Investment Management, Inc. free of charge by calling 1-800-225-6292.

                                                                           Page
                                                                           ----
INTRODUCTION                                                                2

EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE                            2

ADDITIONAL INFORMATION ABOUT EACH PIONEER FUND                              3

PRO FORMA COMBINED FINANCIAL STATEMENTS                                     5

                                  INTRODUCTION

    This Statement of Additional Information is intended to supplement the information provided in a Information Statement and Prospectus dated ______________, 2014 (the "Information Statement and Prospectus") relating to the reorganization of Pioneer Ibbotson Aggressive Allocation Fund into Pioneer Ibbotson Growth Allocation Fund.

                EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

    The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

1. Pioneer Ibbotson Growth Allocation Fund's Statement of Additional Information, dated December 1, 2013 (File Nos. 333-114788; 811-21569), as filed with the Securities and Exchange Commission on November 26, 2013 (Accession No. 0001288255-13-000002) is incorporated herein by reference.

2. The Annual Report of Pioneer Ibbotson Growth Allocation Fund for the fiscal year ended July 31, 2013 (File No. 811-21569), as filed with the Securities and Exchange Commission on September 26, 2013 (Accession No.
    0001331854-13-000003) is incorporated herein by reference.

3. The Semi-Annual Report of Pioneer Ibbotson Growth Allocation Fund for the fiscal period ended January 31, 2014 (File No. 811-21569), as filed with the Securities and Exchange Commission on March 31, 2014 (Accession No. 0001288255-14-000001) is incorporated herein by reference.

4. Pioneer Ibbotson Aggressive Allocation Fund's Statement of Additional Information, dated December 1, 2013 (File Nos. 333-114788; 811-21569), as filed with the Securities and Exchange Commission on November 26, 2013 (Accession No. 0001288255-13-000002) is incorporated herein by reference.

5. The Annual Report of Pioneer Ibbotson Aggressive Allocation Fund for the fiscal year ended July 31, 2013 (File No. 811-21569), as filed with the Securities and Exchange Commission on September 26, 2013 (Accession No. 0001331854-13-000003) is incorporated herein by reference.

6. The Semi-Annual Report of Pioneer Ibbotson Aggressive Allocation Fund for the fiscal period ended January 31, 2014 (File No. 811-21569), as filed with the Securities and Exchange Commission on March 31, 2014 (Accession No. 0001288255-14-000001) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                               EACH PIONEER FUND

    Additional information about each Pioneer Fund can be found in the most recent Statement of Additional Information of each Pioneer Fund, which is incorporated by reference into this registration statement.

                              PORTFOLIO MANAGEMENT

              ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

                OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

    The table below indicates, for the portfolio managers of Pioneer Ibbotson Growth Allocation Fund (to be renamed Pioneer Multi-Asset Allocator Growth
Fund), post-reorganization, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of June 30, 2014. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

                    PIONEER IBBOTSON GROWTH ALLOCATION FUND

                                                                                                NUMBER OF           ASSETS
                                                                                                 ACCOUNTS          MANAGED
                                                                                              MANAGED FOR        FOR WHICH
                                                                                           WHICH ADVISORY         ADVISORY
                                                          NUMBER OF                                FEE IS           FEE IS
NAME OF                                                    ACCOUNTS        TOTAL ASSETS      PERFORMANCE-     PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (`000'S)             BASED   BASED (`000'S)
-------------------  ---------------------------------- -----------  ------------------  ----------------  ---------------
John O'Toole         Other Registered Investment
                     Companies                                  2    $   433,870                      N/A              N/A
                     Other Pooled Investment Vehicles          19    $ 7,731,892                      N/A              N/A
                     Other Accounts                             0    $         0                      N/A              N/A
-------------------  ----------------------------------        --    -----------         ----------------  ---------------
Paul Weber           Other Registered Investment
                     Companies                                  2    $   433,870                      N/A              N/A
                     Other Pooled Investment Vehicles           3    $ 3,400,200                      N/A              N/A
                     Other Accounts                             0    $         0                      N/A              N/A
-------------------  ----------------------------------        --    -----------         ----------------  ---------------
Salvatore Buono      Other Registered Investment
                     Companies                                  2    $   433,870                      N/A              N/A
                     Other Pooled Investment Vehicles          39    $13,981,400                      N/A              N/A
                     Other Accounts                             0    $         0                      N/A              N/A
-------------------  ----------------------------------        --    -----------         ----------------  ---------------


                        POTENTIAL CONFLICTS OF INTEREST

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


                       COMPENSATION OF PORTFOLIO MANAGERS

Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Barclays Capital Aggregate Bond Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

   The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

   Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.

                     SHARE OWNERSHIP BY PORTFOLIO MANAGERS

The following table indicates as of June 30, 2014 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

                    PIONEER IBBOTSON GROWTH ALLOCATION FUND


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
John O'Toole                 A
---------------------------  ---------------------
Paul Weber                   A
---------------------------  ---------------------
Salvatore Buono              A
---------------------------  ---------------------


*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000


                    PRO FORMA COMBINED FINANCIAL STATEMENTS

    The pro forma financial statements for Pioneer Ibbotson Growth Allocation Fund follow below.

                                   Pro Forma
                            Schedule of Investments
                                    1/31/14

                                  (unaudited)

                                                                                                Pioneer      Pioneer
  Pioneer     Pioneer                                                                           Ibbotson    Ibbotson
 Ibbotson    Ibbotson                                                                % of     Aggressive     Growth      Pro Forma
Aggressive    Growth    Pro Forma                                                 Pro Forma    Allocation  Allocation    Combined
Allocation  Allocation  Combined                                                   Combined   Fund Market  Fund Market    Market
Fund Shares Fund Shares  Shares                                                   Net Assets    Value ($)   Value ($)    Value ($)
----------- ----------- ---------                                                 ---------- ------------  -----------  ----------
                                   MUTUAL FUNDS                                       100.2%
                                   PIONEER FUNDS*                                     100.2%
   701,037   2,438,071  3,139,108  Pioneer Bond Fund Class Y                                    6,750,989   23,478,622   30,229,611
   257,540     499,456    756,996  Pioneer Core Equity Fund Class Y                             3,953,234    7,666,645   11,619,879
   223,844     339,583    563,427  Pioneer Disciplined Growth Fund Class Y                      3,597,178    5,457,102    9,054,280
   348,972     713,603  1,062,575  Pioneer Disciplined Value Fund Class Y                       6,539,729   13,372,917   19,912,646
        --     128,981    128,981  Pioneer Dynamic Credit Fund Class Y                                 --    1,279,487    1,279,487
   447,558     588,759  1,036,317  Pioneer Emerging Markets Fund Class Y                       10,736,923   14,124,326   24,861,249
   115,763     224,978    340,741  Pioneer Equity Income Fund Class Y                           3,873,428    7,527,770   11,401,198
   100,885     196,223    297,108  Pioneer Fund Class Y                                         3,834,622    7,458,431   11,293,053
   252,768     527,687    780,455  Pioneer Fundamental Growth Fund Class Y                      4,089,782    8,537,974   12,627,756
 1,133,594   1,882,304  3,015,898  Pioneer Global Equity Fund Class Y                          14,079,242   23,378,219   37,457,461
        --     450,057    450,057  Pioneer Global High Yield Fund Class Y                              --    4,401,554    4,401,554
        --     382,938    382,938  Pioneer Global Multisector Income Fund Class Y                      --    4,154,876    4,154,876
        --     201,751    201,751  Pioneer High Yield Fund Class Y                                     --    2,158,739    2,158,739
 1,089,091   1,525,574  2,614,665  Pioneer International Value Fund Class Y                    23,459,028   32,860,854   56,319,882
   439,876     619,063  1,058,939  Pioneer Mid Cap Value Fund Class Y                          11,639,123   16,380,405   28,019,528
        --         597        597  Pioneer Oak Ridge Large Cap Growth Fund Class Y                     --       10,338       10,338
   240,643     325,869    566,512  Pioneer Oak Ridge Small Cap Growth Fund Class Y              9,271,989   12,555,716   21,827,705
   233,549     330,328    563,877  Pioneer Real Estate Shares Class Y                           5,969,502    8,443,193   14,412,695
   184,921     309,712    494,633  Pioneer Select Mid Cap Growth Fund Class Y                   7,502,250   12,565,034   20,067,284
   364,817   1,636,382  2,001,199  Pioneer Short Term Income Fund Class Y                       3,527,778   15,823,818   19,351,596
   381,266     716,538  1,097,804  Pioneer Strategic Income Fund Class Y                        4,144,361    7,788,772   11,933,133
                                                                                             ------------  -----------  ------------
                                   TOTAL INVESTMENTS IN PIONEER FUNDS                         122,969,158  229,424,792  352,393,950
                                                                                             ------------  -----------  ------------
                                   TOTAL MUTUAL FUNDS                                 100.2%  122,969,158  229,424,792  352,393,950
                                                                                             ------------  -----------  ------------
                                   TOTAL INVESTMENT IN SECURITIES                     100.2% $122,969,158  229,424,792  352,393,950
                                                                                             ------------  -----------  ------------
                                   OTHER ASSETS AND LIABILITIES                        -0.2% $   (192,627)    (605,583)    (798,210)
                                                                                             ------------  -----------  ------------
                                   TOTAL NET ASSETS                                   100.0% $122,776,531  228,819,209  351,595,740
                                                                                             ------------  -----------  ------------
                                   TOTAL INVESTMENT AT COST                                  $ 90,606,702  179,037,600  269,644,302
                                                                                             ============  ===========  ============

-------------------
*   Affiliated funds managed by Pioneer Investment Management, Inc.

                 Pro Forma Statement of Assets and Liabilities
                                January 31, 2014
                                  (unaudited)

                                                               Pioneer        Pioneer
                                                               Ibbotson       Ibbotson
                                                              Aggressive       Growth
                                                              Allocation     Allocation     Pro Forma         Pro Forma
                                                                Fund            Fund       Adjustments         Combined
                                                             ------------    ----------    -----------       ------------
ASSETS:
   Investment in securities of affiliated issuers, at value
      (at cost $90,606,702 and $179,037,600, respectively)   $122,969,158   $229,424,792                     $352,393,950
   Cash                                                                --             --                               --
   Receivables -
      Investment funds sold                                       294,772        370,870                          665,642
      Capital stock sold                                           62,856        147,421                          210,277
      Dividends                                                    41,423        177,068                          218,491
   Other assets                                                    23,110         33,688                           56,798
                                                             ------------   ------------                     ------------
         Total assets                                        $123,391,319   $230,153,839                     $353,545,158
                                                             ------------   ------------                     ------------
LIABILITIES:
   Payables -
      Investment funds purchased                             $     32,300   $     46,319                     $     78,619
      Capital stock redeemed                                       97,778        175,730                          273,508
   Due to affiliates                                               90,255        168,872                          259,127
   Due to Pioneer Investment Management, Inc.                       2,941          6,879                            9,820
   Due to custodian                                               324,876        879,311                        1,204,187
   Accrued expenses and other liabilities                          66,638         57,519   $     50,000(a)        174,157
                                                             ------------   ------------                     ------------
         Total liabilities                                   $    614,788   $  1,334,630                     $  1,999,418
                                                             ------------   ------------                     ------------
NET ASSETS:
   Paid-in capital                                           $116,559,044   $211,948,881                     $328,507,925
   Undistributed net investment income                          1,034,842      2,184,734   $    (50,000)(a)     3,169,576
   Accumulated net realized loss on investments               (27,179,811)   (35,701,598)                     (62,881,409)
   Net unrealized appreciation on investments                  32,362,456     50,387,192                       82,749,648
                                                             ------------   ------------                     ------------
         Total net assets                                    $122,776,531   $228,819,209                     $351,545,740
                                                             ------------   ------------                     ------------
NET ASSETS BY CLASS:
   Class A                                                   $ 94,074,263   $154,710,951   $    (36,059)(a)  $248,749,155
                                                             ------------   ------------                     ------------
   Class B                                                   $  7,474,266   $ 14,449,956   $     (3,101)(a)  $ 21,921,121
                                                             ------------   ------------                     ------------
   Class C                                                   $ 20,822,320   $ 58,426,367   $    (10,623)(a)  $ 79,238,064
                                                             ------------   ------------                     ------------
   Class Y                                                   $    405,682   $  1,231,935   $       (217)(a)  $  1,637,400
                                                             ------------   ------------                     ------------
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)
   Class A                                                      7,214,281     12,102,370        146,772(b)     19,463,423
                                                             ------------   ------------                     ------------
   Class B                                                        606,158      1,264,708         47,759(b)      1,918,625
                                                             ------------   ------------                     ------------
   Class C                                                      1,680,091      4,829,763         40,762(b)      6,550,616
                                                             ------------   ------------                     ------------
   Class Y                                                         30,922         94,522            212(b)        125,656
                                                             ------------   ------------                     ------------
NET ASSET VALUE PER SHARE:
   Class A                                                   $      13.04   $      12.78                     $      12.78
                                                             ------------   ------------                     ------------
   Class B                                                   $      12.33   $      11.43                     $      11.43
                                                             ------------   ------------                     ------------
   Class C                                                   $      12.39   $      12.10                     $      12.10
                                                             ------------   ------------                     ------------
   Class Y                                                   $      13.12   $      13.03                     $      13.03
                                                             ------------   ------------                     ------------
MAXIMUM OFFERING PRICE:
   Class A                                                   $      13.84   $      13.56                     $      13.56
                                                             ============   ============                     ============

-------------------
(a) Reflects one-time cost related to the reorganization.

(b) Class A, B , C and Y shares of Pioneer Ibbotson Aggressive Allocation Fund are exchanged for Class A, B, C and Y shares of Pioneer Ibbotson Growth Allocation Fund, respectively.

           See accompanying notes to pro forma financial statements.

                       Pro Forma Statement of Operations
                      For the Year Ended January 31, 2014
                                  (unaudited)

                                                                 Pioneer        Pioneer
                                                                 Ibbotson       Ibbotson
                                                                Aggressive       Growth
                                                                Allocation     Allocation     Pro Forma      Pro Forma
                                                                  Fund            Fund       Adjustments      Combined
                                                                ----------    -----------   ------------    -----------
INVESTMENT INCOME:
   Dividend income from underlying affiliated funds             $ 2,073,424   $ 4,584,735   $       --      $ 6,658,159
   Interest                                                              79           119           --              198
                                                                -----------   -----------   ----------      -----------
         Total investment income                                $ 2,073,503   $ 4,584,854   $       --      $ 6,658,357
                                                                -----------   -----------   ----------      -----------
EXPENSES:
   Management fees                                              $   156,415   $   290,395   $       --      $   446,810
   Transfer agent fees                                                   --
      Class A                                                       157,549       209,702           --          367,251
      Class B                                                        27,951        49,130           --           77,081
      Class C                                                        23,019        42,430           --           65,449
      Class Y                                                           490           497           --              987
   Distribution fees
      Class A                                                       227,883       375,524           --          603,407
      Class B                                                        88,271       178,586           --          266,857
      Class C                                                       197,832       538,509           --          736,341
   Shareholder communications expense                                95,550       156,886      (47,638)(b)      204,798
   Administrative fees                                               56,477        86,565       (5,562)(a)      137,480
   Custodian fees                                                     9,947         2,119           --           12,066
   Registration fees                                                 78,541        61,208      (24,749)(b)      115,000
   Professional fees                                                 37,305        41,119      (35,221)(b)       43,203
   Printing fees                                                     53,286        33,272      (36,558)(b)       50,000
   Fees and expenses of nonaffiliated trustees                        6,400         6,625       (3,025)(b)       10,000
   Insurance expense                                                  1,563         3,477           --            5,040
   Miscellaneous                                                      2,310         2,733           --            5,043
                                                                -----------   -----------   ----------      -----------
      Total expenses                                            $ 1,220,789   $ 2,078,777   $ (152,753)     $ 3,146,813
      Less fees waived and expenses assumed by
         Pioneer Investment Management, Inc.                    $   (13,723)  $   (10,993)  $  (36,687)(a)  $   (61,403)
                                                                -----------   -----------   ----------      -----------
      Net expenses                                              $ 1,207,066   $ 2,067,784   $ (189,440)     $ 3,085,410
                                                                -----------   -----------   ----------      -----------
         Net investment income                                  $   866,437   $ 2,517,070   $  189,440      $ 3,572,947
                                                                -----------   -----------   ----------      -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on underlying affiliated funds             $ 3,027,881   $ 4,119,358   $       --      $ 7,147,239
   Capital gain distributions from underlying affiliated funds    4,563,667     7,973,923           --       12,537,590
                                                                -----------   -----------   ----------      -----------
                                                                $ 7,591,548   $12,093,281   $       --      $19,684,829
                                                                -----------   -----------   ----------      -----------
   Change in net unrealized appreciation on investments         $ 6,240,289     9,940,875   $       --      $16,181,164
                                                                -----------   -----------   ----------      -----------
   Net gain on investments                                      $13,831,837   $22,034,156   $       --      $35,865,993
                                                                -----------   -----------   ----------      -----------
   Net increase in net assets resulting from operations         $14,698,274   $24,551,226   $  189,440      $39,438,940
                                                                ===========   ===========   ==========      ===========

-------------------
(a) Expenses and expense limitations conformed to Pioneer Ibbotson Growth Allocation Fund's contracts with affiliated parties.

(b) Reflects reduction in expenses due to elimination of duplicate services.

           See accompanying notes to pro forma financial statements.

                   Pioneer Multi-Asset Allocator Growth Fund

               PRO FORMA NOTES TO COMBINING FINANCIAL STATEMENTS

                                    1-31-14

                                  (Unaudited)

1. Description of the Fund

Pioneer Multi-Asset Allocator Growth Fund (the Fund) is a series of Pioneer Ibbotson Asset Allocation Series, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The investment objective of the Fund is to seek long-term capital growth and current income.

The Fund is a "fund of funds," which means that it seeks to achieve its investment objective by investing in other registered investment companies ("underlying funds"). The Funds indirectly pay a portion of the expenses incurred by the underlying funds. Consequently, an investment in the Fund entails more direct and indirect expenses than direct investment in the underlying funds.

The Fund will offer three classes of shares designated as Class A shares, Class C shares and Class Y shares. Prior to November 10, 2014, the Fund also offered Class B shares. Effective November 10, 2014, Class B shares will be terminated as a class of shares of the Fund, and existing Class B shares of the Fund on that date will be converted to Class A shares of the Fund.

Each class of shares represents an interest in the same portfolio of investments of each Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of each Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of a Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

2. Basis of Combination

The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed Reorganization of Pioneer Ibbotson Aggressive Allocation Fund (Aggressive Fund) with and into Pioneer Ibbotson Growth Allocation Fund (the "Reorganization"), as if such Reorganization had taken place as of January 31, 2014. Pioneer Ibbotson Growth Allocation Fund will be the accounting survivor of the Reorganization and will be renamed Pioneer Multi-Asset Allocator Growth Fund (the Fund).

Under the terms of an Agreement and Plan of Reorganization between these two funds, the combination of the Fund and the Aggressive Fund will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free reorganizations of investment companies. The Reorganization will be accomplished by an acquisition of the net assets of the Aggressive Fund in exchange for shares of the Fund at the Funds' net asset values. The accompanying schedule of investments, statement of assets and liabilities and the related statement of operations of the Aggressive Fund and the Fund have been combined as of and for the most recent twelve months ended January 31, 2014. Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, has agreed to pay 50% of the expenses associated with the Reorganization, and the Aggressive Fund and the Growth Fund will equally bear the remaining costs of the Reorganization. These costs are reflected in the pro forma financial statements.

These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and the Aggressive Fund included in their respective semiannual reports to shareowners dated January 31, 2014. The statement of operations reflect adjustments made to expenses for Pioneer affiliate contractual rates and duplicate services that would not have been incurred if the Reorganization took place on February 1, 2013.

3. Security Valuation

Security transactions are recorded as of the trade date. The net asset value is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, holdings of mutual fund shares are valued at the net asset value of each fund held. Dividend income and realized capital gain distributions from investment company shares held are recorded on the ex-dividend date. Temporary cash investments are valued at amortized cost, which approximates market value.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3.

The following is a summary of the inputs used as of January 31, 2014, in valuing the Fund's assets:

                             Level 1       Level 2         Level 3         Total
------------------------------------------------------------------------------------
Mutual Funds              $352,393,950      $ --            $ --        $352,393,950
Total                     $352,393,950      $ --            $ --        $352,393,950

During the twelve months ended January 31, 2014, there were no transfers between Levels 1, 2, and 3.

4. Capital Shares

The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at January 31, 2014, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the net assets of the Aggressive Fund, as of January 31, 2014, divided by the net asset value of the Fund's shares as of January 31, 2014. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at January 31, 2014:

                                 Shares of             Additional Shares          Total Outstanding
                                  the Fund               Assumed Issued                 Shares
Class of Shares                Pre-Combination         In Reorganization           Post-Combination
----------------------------------------------------------------------------------------------------
Class A                          12,102,370                7,361,053                     19,463,423
Class B                           1,264,708                  653,917                      1,918,625
Class C                           4,829,763                1,720,853                      6,550,616
Class Y                              94,522                   31,134                        125,656

5. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Funds' portfolios. Management fees are calculated daily at the annual rate of 0.13% of Fund's average daily net assets up to $2.5 billion, 0.11% of next $1.5 billion; 0.10% of the next $1.5 billion and 0.08% on assets over $5.5 billion.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Growth Fund's expenses to 0.70% and 1.45% of the average daily net assets attributable to Class A and Class C shares, respectively. This expense limitation is in effect through December 1, 2015. Fees waived and expenses reimbursed during the twelve months ended January 31, 2014 are reflected on the Statement of Operations. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

6. Federal Income Taxes

The Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

The identified cost of investments for the Fund is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                                               27970-00-0814 SAI

                                     PART C

                               OTHER INFORMATION
                    PIONEER IBBOTSON ASSET ALLOCATION SERIES


ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 30 of the most recently filed Registration Statement of Pioneer Ibbotson Asset Allocation Series (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 333-114788 and 811-21569), as filed with the Securities and Exchange Commission on November 26, 2013 (Accession No. 0001288255-13-000002), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)     Amended and Restated Agreement and Declaration of Trust           (7)
(1)(b)     Amendment to Amended and Restated Agreement and Declaration of
           Trust (as of May 22, 2010)                                        (8)
(1)(c)     Certificate of Trust                                              (1)
(1)(d)     Amendment to Certificate of Trust                                 (2)
(2)(a)     Amended and Restated By-Laws                                      (7)
(3)        Not applicable
(4)        Form of Agreement and Plan of Reorganization                      (*)
(5)        Reference is made to Exhibits (1) and (2) hereof
(6)(a)     Amended and Restated Management Agreement                        (10)
(6)(b)     Form of Expense Limit Agreement                                  (**)
(7)(a)     Underwriting Agreement between the Trust and Pioneer Funds
           Distributor, Inc.                                                 (2)
(7)(b)     Dealer Sales Agreement                                            (6)
(8)        Not applicable
(9)(a)     Custodian Agreement between the Trust and Brown Brothers
           Harriman & Co.                                                    (5)
(9)(b)     Amended Appendix A to Custodian Agreement (December 1, 2012)     (10)
(10)(a)    Pioneer Funds Distribution Plan                                   (7)
(10)(b)    Appendix A and Appendix B to Pioneer Funds Distribution Plan
           (July 2013)                                                      (10)
(10)(c)    Multiclass Plan Pursuant to Rule 18f-3                            (2)
(11)       Opinion of Counsel (legality of securities being offered)        (**)
(12)       Form of opinion as to tax matters and consent                    (**)
(13)(a)    Master Investment Company Service Agreement between the Trust
           and Pioneer Investment Management Shareholder Services, Inc.      (5)
(13)(b)    Amendment No. 6 to Master Investment Company Service Agreement
           (December 1, 2012)                                               (10)
(13)(c)    Amended and Restated Administration Agreement (March 5, 2012)     (9)
(13)(d)    Appendix A to Amended and Restated Administration Agreement
           (December 1, 2012)                                               (10)
(13)(e)    Administrative Agency Agreement, dated as of March 5, 2012, between Brown Brothers Harriman & Co. and Pioneer Investment
           Management, Inc.                                                  (9)
(13)(f)    Amendment to Administrative and Fund Accounting Agency Agreement
           between the Fund and Brown Brothers Harriman & Co.                (3)
(13)(g) First Amendment to Administrative and Fund Accounting Agency Agreement between the Fund and Brown Brothers Harriman & Co. (4)
(13)(h)    Asset Allocation Administration Agreement between the Fund
           and Brown Brothers Harriman & Co.                                 (3)

(14)       Consents of Independent Registered Public Accounting Firms       (**)
(15)       Not applicable
(16)       Powers of Attorney                                               (**)
(17)(a)    Code of Ethics of the Pioneer Funds, Pioneer Funds Distributor,
           Inc., Pioneer Institutional Asset Management, Inc., and Pioneer
           Investment Management, Inc. (February 1, 2010)                    (8)
(17)(b)    Combined Prospectus of Pioneer Ibbotson Growth Allocation Fund
           and Pioneer Ibbotson Aggressive Allocation Fund dated
           December 1, 2013, as supplemented, and Combined Statement of Additional Information of Pioneer Ibbotson Growth Allocation
           Fund and Pioneer Ibbotson Aggressive Allocation Fund dated
           December 1, 2013, as supplemented                                (**)
(17)(c)    Combined Annual Report of Pioneer Ibbotson Growth Allocation
           Fund and Pioneer Ibbotson Aggressive Allocation Fund for the
           fiscal year ended July 31, 2013                                  (**)
(17)(d)    Combined Semi-Annual Report of Pioneer Ibbotson Growth
           Allocation Fund and Pioneer Ibbotson Aggressive Allocation
           Fund for the fiscal year ended January 31, 2014                  (**)

(1) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the Securities and Exchange Commission (the "SEC") on April 23, 2004 (Accession No. 0001288255-04-000006).

(2) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Pre-effective amendment No. 2 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on August 6, 2004 (Accession No. 0001016964-04-000333).

(3) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Post-effective amendment No. 4 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on July 15, 2005 (Accession No. 0001288255-05-000003).

(4) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Post-effective amendment No. 6 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on November 23, 2005 (Accession No. 0001288255-05-000021).

(5) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Post-effective amendment No. 7 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on November 28, 2006 (Accession No. 0001288255-06-000019).

(6) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Post-effective amendment No. 8 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on November 28, 2007 (Accession No. 0001145443-07-003717).

(7) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Post-effective amendment No. 9 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on November 26, 2008 (Accession No. 0001288255-08-000008).

(8) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Post-effective amendment No. 12 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on November 24, 2010 (Accession No. 0001288255-10-000002).

(9) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Post-effective amendment No. 15 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on November 28, 2012 (Accession No. 0001288255-12-000011).

(10) Previously filed. Incorporated herein by reference from the exhibits filed in the Registrant's Post-effective amendment No. 17 to the Registration Statement on Form N-1A (File Nos. 333-114788 and 811-21569) as filed with the SEC on November 26, 2013 (Accession No. 0001288255-13-000002).

(*)   Attached as Exhibit C to the combined Information Statement/Prospectus

(**)  Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganization contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 5th day of September, 2014.

          PIONEER IBBOTSON ASSET ALLOCATION SERIES

          By:  /s/ Mark D. Goodwin
               --------------------------------
               Name:  Mark D. Goodwin
               Title: Executive Vice President

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                  Title                               Date
---------                  -----                               ----
/s/ Mark D. Goodwin
-------------------
Mark D. Goodwin            Executive Vice President
                           (Principal Executive Officer)       September 5, 2014

/s/ Mark E. Bradley
-------------------
Mark E. Bradley            Treasurer (Principal Financial
                           and Accounting Officer)             September 5, 2014

/s/ David R. Bock*
------------------
David R. Bock              Trustee                             September 5, 2014

/s/ Benjamin M. Friedman*
-------------------------
Benjamin M. Friedman       Trustee                             September 5, 2014

/s/ Margaret B.W. Graham*
-------------------------
Margaret B.W. Graham       Trustee                             September 5, 2014

/s/ Thomas J. Perna*
--------------------
Thomas J. Perna            Chairman of the Board and Trustee   September 5, 2014

/s/ Marguerite A. Piret*
------------------------
Marguerite A. Piret        Trustee                             September 5, 2014

/s/ Kenneth J. Taubes*
----------------------
Kenneth J. Taubes          Trustee                             September 5, 2014


* By:   /s/ Christopher J. Kelley
        -------------------------
        Christopher J. Kelley, Attorney-in-Fact

                                 EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.     Description
-----------     -----------
(6)(b)          Form of Expense Limit Agreement
(11)            Opinion of Counsel (legality of securities being offered)
(12)            Form of opinion as to tax matters and consent
(14)            Consents of Independent Registered Public Accounting Firms
(16)            Powers of Attorney
(17)(b)         Combined Prospectus of Pioneer Ibbotson Growth Allocation Fund
                and Pioneer Ibbotson Aggressive Allocation Fund dated
                December 1, 2013, as supplemented, and Combined Statement of
                Additional Information of Pioneer Ibbotson Growth Allocation
                Fund and Pioneer Ibbotson Aggressive Allocation Fund dated
                December 1, 2013, as supplemented
(17)(c)         Combined Annual Report of Pioneer Ibbotson Growth Allocation
                Fund and Pioneer Ibbotson Aggressive Allocation Fund for the fiscal year ended July 31, 2013
(17)(d)         Combined Semi-Annual Report of Pioneer Ibbotson Growth
                Allocation Fund and Pioneer Ibbotson Aggressive Allocation Fund for the fiscal year ended January 31, 2014